                                                                                &nb p;                 EXECUTION COPY

                                                   AMENDMENT NO. 1

                                                             TO

                               ASSET PURCHASE AND SALE AGREEMENT

                                                   DATED JUNE 7, 2000

                                                   BY AND BETWEEN

                               POTOMAC ELECTRIC POWER COMPANY

                                                            AND

                                             SOUTHERN ENERGY, INC.

                                                           AMENDMENT NO. 1
                                                                             TO
                                      ASSET PURCHASE AND SALE AGREEMENT

          THIS AMENDMENT NO. 1 TO ASSET PURCHASE AND SALE AGREEMENT (this
"Amendment") is dated September 18, 2000 and is by and between POTOMAC ELECTRIC
POWER COMPANY, a District of Columbia and Virginia corporation ("Seller"), and
SOUTHERN ENERGY, INC., a Delaware corporation ("Buyer," collectively with Seller, the
Parties).

          WHEREAS, Buyer has agreed to purchase and assume, and Seller has agreed to sell and assign, the Auctioned Assets (as defined in the Purchase Agreement) and certain associated liabilities, on the terms and conditions set forth in that certain Asset Purchase and Sale
Agreement, dated June 7, 2000 (the "Purchase Agreement"); and

          WHEREAS, the parties hereto desire to amend the Purchase Agreement and the Exhibits and Schedules relating thereto set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

          1.      Defined Terms. Defined terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

          2.      Amendments to Schedule 2.2(a)(iv). Schedule 2.2(a)(iv) to the Purchase
Agreement is hereby amended as follows:

                    (a)      Item 1 under Section II (Assigned Contracts other than PPAs) is hereby deleted and replaced with the following:

"Agreement for Sale of No. 2 Fuel Oil to M Street Terminal by and
between Potomac Electric Power Company and BP Amoco, dated
July 1, 2000."

                    (b)      Item 2 under Section II (Assigned Contracts other than PPAs) is hereby deleted and replaced with the following:

"Agreement for Sale of No. 2 Fuel Oil by and between Potomac
Electric Power Company and BP Amoco, dated July 1, 2000."

                    (c)     Item 3 under Section II (Assigned Contracts other than PPAs) is hereby deleted in its entirety.

                    (d)      Item 4 under Section II (Assigned Contracts other than PPAs) is hereby deleted and replaced with the following:

"Agreement for Sale of Fuel Oil by and between Potomac Electric
Power Company and Amerada Hess Corporation, dated January 1,
2000."

                    (e)      Item 20 under Section II (Assigned Contracts other than PPAs) is hereby deleted and replaced with the following:

"Storage and Product Handling Agreement (49-00-07-582) by and
between Potomac Electric Power Company and Support Terminals
Operating Partnership, L.P., effective July 1, 2000."

                    (f)      Item 23 under Section II (Assigned Contracts other than PPAs) is hereby deleted and replaced with the following:

"Master Agreement for Purchase of Services by and between
Potomac Electric Power Company and General Electric Company,
effective April 10, 1984."

                    (g)      Item 26 under Section II (Assigned Contracts other than PPAs) is hereby added to read as follows:

"No. 2 Fuel Oil Transportation Agreement by and between
Potomac Electric Power Company and Hardesty and Son,
Incorporated, dated July 1, 2000."

          (3)      Amendment to Schedule 2.2(b)(i).

                    (a)      The lead in sentence in Section VIII is hereby deleted and replaced with the following:

"Seller will retain the following equipment located on Buyer Real
Estate and the Potomac River Real Property:"

          (4)      Amendments to Schedule 5.3(a). Schedule 5.3(a) to the Purchase Agreement is
hereby amended as follows:

                    (a)      Item 4 is hereby deleted and replaced with the following:

"Master Agreement for Purchase of Services by and between
Potomac Electric Power Company and General Electric Company,
effective April 10, 1984."

                    (b)      Item 5 is hereby deleted and replaced with the following.

"Delivery Service Agreement for Chalk Point Electric Generating
Facilities by and between Potomac Electric Power Company and
Washington Gas Light Company, effective October 28, 1993."

                    (c)      Items 6, 10, 17 and 18 are hereby deleted in their entirety.

                    (d)      Item 8 is hereby deleted and replaced with the following:

"Storage and Product Handling Agreement (49-00-07-582) by and
between Potomac Electric Power Company and Support Terminals
Operating Partnership, L.P., effective July 1, 2000."

                    (e)      Item 24 is hereby added to read as follows:

"No. 2 Fuel Oil Transportation Agreement by and between
Potomac Electric Power Company and Hardesty and Son,
Incorporated, dated July 1, 2000."

          5.      Amendments to Exhibits.

                    (a)      Exhibits C-2 (form of Dickerson Easement Agreement), C-3 (form of Chalk
Point Easement Agreement) and C-4 (form of Morgantown Easement Agreement) to the
Purchase Agreement are hereby deleted in their entirety and replaced with the form of Easement
Agreements attached as Exhibits A-1 (form of Dickerson Easement Agreement), A-2 (form of
Chalk Point Easement Agreement) and A-3 (form of Morgantown Easement Agreement) hereto, respectively.

                    (b)      Exhibits E-1 (form of Potomac River Interconnection Agreement), E-2 (form of Morgantown Interconnection Agreement), E-3 (form of Dickerson Interconnection
Agreement) and E-4 (form of Chalk Point Interconnection Agreement) to the Purchase
Agreement are hereby amended as follows:

                              (i)      Schedule B to Exhibit E-1 (form of Potomac River Interconnection
Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-1.

                              (ii)     Schedule B to Exhibit E-2 (form of Morgantown Interconnection
Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-2.

                              (iii)    Schedule B to Exhibit E-3 (form of Dickerson Interconnection
Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-3.

                              (iv)    Schedule B to Exhibit E-4 (form of Chalk Point Interconnection
Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-4.

                              (v)       Schedules D and E of Exhibits E-1 (form of Potomac River
Interconnection Agreement), E-2 (form of Morgantown Interconnection Agreement), E-3 (form of Dickerson Interconnection Agreement) and E-4 (form of Chalk Point Interconnection
Agreement) are hereby amended by inserting (a) Attachments 2 and 3 to Schedule D attached hereto as Exhibit C-1 and (b) Schedule E (Pepco's Interconnection Standards) attached hereto as
Exhibits C-2.

                              (vi)     Schedule F to Exhibit E-3 (form of Dickerson Interconnection
Agreement) is hereby replaced with the schedule attached hereto as Exhibit D.

                              (vii)    The table of contents to Exhibit E-4 (form of Chalk Point
Interconnection Agreement) is hereby amended as follows: deleting Item 3.16 and replacing it with "SMECO CT Units Status Notification."

                              (viii)    Header 3.16 of Exhibits E-4 (form of Chalk Point Interconnection
Agreement) is hereby amended by deleting it in its entirety and replacing it with the following:
"SMECO CT Unit Status Notification."

                              (ix)     Schedule G to Exhibit E-1 (form of Potomac River Interconnection
Agreement) is hereby amended by replacing Schedule G thereto with the Schedule G attached hereto as Exhibit E.

          6.      Governing Law. This Amendment is governed by, and shall be construed in accordance with, the laws of the District of Columbia without regard to principles of conflicts of law.

          7.      Modifications and Amendments. This Amendment shall not be modified or amended except by a written instrument executed by both of the Parties.

          8.      Entire Agreement; Severability. This Amendment and the Purchase Agreement
constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. In the event that any portion of this Amendment or the Purchase
Agreement shall be determined to be invalid or unenforceable, such portion of this Amendment or Purchase Agreement shall be severable from the other provisions of this Amendment or the
Purchase Agreement which previsions shall be valid, binding upon and enforceable against the
Parties.

          9.      Effectiveness; Purchase Agreement. This Amendment shall be of full force and effect upon its execution and delivery by each of the Parties. Except as amended by this Amendment, all other terms of the Purchase Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

          10.      Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Buyer and Seller have signed and delivered this Amendment on the day and year set forth above.

WITNESS/ATTEST:	POTOMAC ELECTRIC POWER COMPANY
__________________________________	By: /S/ MARY M. SHARPE-HAYES Name: Mary Sharpe-Hayes Title: Vice President

SOUTHERN ENERGY, INC.
/S/ SANDRA J. WILSON	By: /S/ ANNE M. CLEARY Name: Anne M. Cleary Title: Vice President

                                                                                                               EXHIBIT A-1

                                                                                      & bsp;                               EXECUTION COPY

AFTER RECORDING PLEASE RETURN TO:
Commercial Settlements, Inc.
1015 15th Street, N.W.
Suite 300
Washington, D.C. 20005
Attention: David Nelson

                 EASEMENT, LICENSE AND ATTACHMENT AGREEMENT
                                                     (Dickerson Station)

          THIS EASEMENT, LICENSE AND ATTACHMENT AGREEMENT (the
"Agreement"), is dated as of December ___, 2000, and is entered into by and between
SOUTHERN ENERGY MID-ATLANTIC, LLC, a limited liability company organized and existing under the laws of the State of Delaware and having an office at 8711 Westphalia Road,
Upper Marlboro, MD 20774 ("Generator"), SOUTHERN ENERGY MD ASH
MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the
State of Delaware and having an office at 8711 Westphalia Road, Upper Marlboro, M.D. 20774
("SEAM") and POTOMAC ELECTRIC POWER COMPANY, a District of Columbia and
Virginia corporation and having an office at 1900 Pennsylvania Avenue, N.W., Washington, DC
20068 ("Pepco") and The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New York, as successor to The Riggs National Bank of
Washington, D.C. as Trustee under the Bond Indenture dated July 1, 1936 made by Potomac
Electric Power Company, as amended and supplemented (which original Mortgage and Deed of
Trust is recorded among the Land Records of Montgomery County, Maryland in Liber CKW No.
547, Folio 415). Generator and Pepco may hereinafter be referred to individually as a "Party"
and collectively as the "Parties."

                                                                  RECITALS

          A.     Southern Energy, Inc., a Delaware corporation (the "Buyer"), and Pepco have entered into an Asset Purchase and Sale Agreement for Generating and Related Assets (as
amended from time to time, the "Asset Sale Agreement"), dated June 7, 2000, for the sale of
Pepco's generating station known as the Dickerson Station (as defined in the Asset Sale
Agreement). The Buyer has assigned certain of its rights and obligations under the Asset Sale
Agreement relating to the Dickerson Station to Generator and to SEAM in accordance with
Section 12.5 of the Asset Sale Agreement.

          B.     The Dickerson Station is located on that certain parcel of real property which has been conveyed by Pepco to Generator pursuant to the Asset Sale Agreement by virtue of a deed recorded immediately prior hereto and is more particularly described in Exhibit "A"
attached hereto, and PEPCO, by virtue of a deed recorded immediately prior hereto, has conveyed unto SEAM the fly ash site (the "Fly Ash Site") more particularly described in Exhibit
A-1 attached hereto (collectively, the "Generator's Real Property").

          C.     Pepco intends to continue to operate its transmission and distribution business on and from that certain parcel of real property adjoining the Generator's Real Property, which parcel has been retained by Pepco following the conveyances contemplated by the Asset Sale
Agreement, and is more particularly described in Exhibit "B" attached hereto (the "Pepco Real
Property").

          D.     Pepco will continue to own and operate certain personal property assets used in the conduct of its transmission and distribution business which are located upon the Generator's
Real Property, and Pepco requires Access (as defined below) to, and certain other rights with respect to, the Generator's Real Property in connection therewith. Generator, in the operation and conduct of its generation business, will require Access to, and certain other rights with respect to, the Pepco Real Property. Furthermore, Pepco and Generator have entered into an
Interconnection Agreement (the "Connection Agreement"), dated as of December ___, 2000, pursuant to which Pepco has agreed to provide certain Interconnection Service to Generator required for Generator's conduct of its generation business at Dickerson Station.

          E.     In order for the Parties each to (i) enjoy the full benefit of their respective property rights, real or personal, and conduct their respective businesses thereat (ii) fulfill legal requirements, and (iii) comply with their respective agreements under the Connection
Agreement, each Party requires certain easements, licenses, rights-of-way and/or attachment rights in, on, over and above, or with respect to, real and or personal property of the other Party.

                                                              AGREEMENT

          NOW, THEREFORE, the Parties, in consideration of the mutual covenants and agreements contained herein and in the Asset Sale Agreement and the Connection Agreement,
and for other good and valuable consideration, the receipt whereof and sufficiency of which are hereby acknowledged, each intending to be legally bound and to bind their respective successors and assigns, hereby mutually agree as follows:

          1.     DEFINITIONS

                 1.1     Definitions. Any capitalized terms which are used but not defined in the body of this Agreement shall have the meanings given to such terms in the attached
Schedule 1.1.

          2.     EASEMENTS

                 2.1     Grant of Easements to Pepco. Generator does hereby give, grant, bargain, sell, assign and convey unto Pepco, the following easements on the Generator's Real
Property for the following purposes:

                         (a)     A utility easement, as more particularly described in Exhibit
"C" attached hereto, for the installation, operation, repair and maintenance of above and/or below ground power and other utility lines utilized in connection with the transmission and distribution business of Pepco (as now or hereafter conducted) and other functions as Pepco may determine from time to time.

                         (b)     An above ground easement as more particularly described in
Exhibit "D" attached hereto, for connection of a 230kV circuit to Generator's start-up transformer and the operation, repair and maintenance of said connection.

                         (c)     An easement in the vicinity of the Pyrite Storage Area on
Generator's Real Property, as such area is more particularly described in Exhibit "E" attached hereto, to extend overhead and underground electric wires and associated facilities to interconnect future Pepco facilities on the Pepco Real Property with existing or future facilities of
Pepco and/or other third parties.

                         (d)     An easement for the Use, operation and maintenance of the
Retained Assets (as described in the Asset Sale Agreement) located upon the Generator's Real
Property and any other equipment of any nature or kind retained by Pepco and located upon the
Generator's Real Property, together with any other equipment used in connection with the foregoing (together with replacements thereof and substitutions therefor).

                         (e)     An easement which enables Pepco to keep and maintain in
their present locations, and operate, any Transmission Facilities, Distribution Facilities and other assets owned by Pepco and located upon the Generator's Real Property, together with an easement for all purposes reasonably deemed necessary or convenient by Pepco to exercise any right or fulfill any obligation under the Connection Agreement, including the right to Use any improvements constructed, maintained or installed in connection therewith.

                         (f)     An easement of Access to those certain generating buildings
(and any replacements thereof) located upon the Generator's Real Property in and upon which certain of Pepco's Distribution Facilities and Transmission Facilities are located. Such easement shall include, without limitation, the right to have keys, access codes or other access methods necessary to enter any of such generating buildings. Furthermore, the exercise of the easement right set forth in this subparagraph shall be subject to the provisions of the Connection
Agreement including, without limitation, Section 3.3 thereof.

                         (g)     An easement of Access to the Generator's Real Property for the purposes of exercising any of the rights granted in this Section 2.l, in Section 2.3(b)(viii) hereof, in the Connection Agreement or the Asset Sale Agreement.

                         (h)     An easement of Access to, and the right to use, the parking lots, access roads, driveways and other such facilities located upon the Generator's Real Property, together with the right to use the railroad lines and railroad spurs located upon the Generator's
Real Property (such railroad lines and railroad spurs, "Generator's Rail Facilities") for the transportation of machinery and/or similar uses; provided, however, that the easement of Access to Generator's Rail Facilities shall require Generator's prior consent, such consent not to be unreasonably withheld.

                         (i)     Pepco's exercise of the rights, easements, privileges and licenses granted to it pursuant to this Section 2.1 shall be limited to Qualified Personnel or employees of contractors employed by Pepco who, in either event, are under Pepco's and/or its contractors'
direct supervision and whose duties include, or who are engaged for the purpose of, Use of the rights granted pursuant to this Section 2.1.

                         (j)     The easements granted pursuant to this Section 2.1 shall
expressly include Pepco's right to lease, license or otherwise permit Affiliates or third parties to use Pepco's facilities upon such terms and for such purposes as Pepco may determine from time to time, subject to the terms and conditions of this Agreement.

                 2.2     Reservation by Generator of Certain Rights. Generator reserves to itself, from the easements granted pursuant to Section 2.1 hereof, the following rights, subject, however, to the provisions of subsections (c) and (d) of this Section 2.2:

                         (a)     the right to (i) keep and maintain Generator's Real Property and all improvements and facilities owned by Generator and located upon the Generator's Real
Property in their present locations, and (ii) operate and maintain all improvements and facilities owned by Generator and located upon the Generator's Real Property in a manner consistent with past practice; and

                         (b)     the right to have Access to all portions of the Generator's Real
Property for all purposes deemed reasonably necessary or convenient by Generator in the operation and conduct of its generation business or in order to perform any act permitted, or fulfill any obligation of Generator, under the Connection Agreement, including maintenance of the Generator's Real Property in the manner described in the Connection Agreement.

                         (c)     Generator's exercise of the rights reserved to Generator in this
Section 2.2, and the rights, privileges and licenses granted to Generator in Section 2.3 shall be exclusively limited to Qualified Personnel or employees of contractors employed by Generator who, in either event, are under Generator's and/or its contractors' direct supervision and whose duties include, or who are engaged for the purpose of, Use of the property described in clause (a)
of this Section.

                         (d)     Generator agrees that the maximum elevation of storage in or on the Pyrite Storage Area described in Exhibit "E" attached hereto shall at no time, in any location, exceed 405 feet above sea level.

                 2.3     Grant of Easements, Right, Privilege and License from Pepco to Generator.

                         (a)     Pepco does hereby grant to Generator (and to SEAM, but only as to the easement of Access for ingress and egress to the Fly Ash Site) the following easements, rights, privileges and licenses on and with respect to the Pepco Real Property:

                                 (i)     An easement of Access to and upon the Pepco Real Property from
Martinsburg Road (or other public right of way) for ingress and egress to Dickerson Station and the other Generating Facilities, and for ingress and egress to the Fly Ash Site.

                                 (ii)    An easement which enables Generator to keep and maintain in their present locations, and operate, any Generating Facilities and other assets owned by Generator and located upon the Pepco Real Property, including, without limitation, an easement for a portion of the Generator's oil retention area located upon the Pepco Real Property in the area more particularly described in Exhibit "F" attached hereto.

                                 (iii)   An easement of Access to and upon the Pepco Real Property for the purposes of exercising any of the rights granted in the Connection Agreement or the Asset Sale
Agreement.

                         (b)     In addition, but without limitation of Generator's rights pursuant to the
Connection Agreement, Pepco agrees to make available to Generator (at no cost to Generator, except as provided below) Pepco's master station voltage control equipment (the "Equipment")
located at Dickerson Station upon the Generator's Real Property during the term of this
Agreement, subject to the following terms and conditions, and Generator agrees to comply with such terms and conditions:

                                 (i)     Generator's operation of the Equipment shall at all times be subject to that certain Agreement of Sale and Lease dated as of November 30, 1994 between
NationsBank Trust Company, National Association and Pepco (the "Control Center Lease"),
and Generator shall comply with the terms and conditions thereof with respect to the use of the
Equipment (including keeping the Equipment free and clear of any liens, claims or encumbrances of whatever nature, and identifying the Equipment as being owned by Pepco, and shall not modify, alter, remove or add to the Equipment);

                                 (ii)    Generator shall operate and maintain the Equipment in accordance with Good Utility Practice;

                                 (iii)   Generator shall be responsible for all operating, repair and maintenance costs, taxes and the like with respect to the Equipment, and shall reimburse Pepco promptly upon invoicing for any such costs paid by Pepco;

                                 (iv)    Generator's Access to the Equipment shall be in accordance with this Agreement;

                                 (v)     Generator's right to operate the Equipment shall terminate in the event of actual or constructive loss of the Equipment, damage rendering the Equipment beyond repair or unfit for normal use, the condemnation or seizure of the Equipment, the obsolescence of the Equipment or the material breach by Generator of any of its covenants in this Section 2.3(b);

                                 (vi)    Pepco shall have no obligation to Generator with respect to the
Equipment other than to permit Access to and operation of the Equipment in accordance with this Section 2.3(b);

                                 (vii)   The obligations of Generator under Section 7.4 (maintenance of liability insurance coverage) and Section 7.1 (indemnification) shall be applicable to the
Equipment; and

                                 (viii)  Pepco shall have Access to the Equipment for purposes of complying with the terms and conditions of the Control Center Lease and as necessary to perform any of the obligations of Generator pursuant to this subparagraph (b) above to the extent the same are not timely performed by Generator.

                 2.4     General Scope of Easements.

                         (a)     Except as otherwise provided in Sections 2.2 and 2.3 above and Section
2.4(b) below, each easement and each right, privilege and license granted hereby is and shall be a perpetual grant, transfer, conveyance and right of Access to and Use (subject to the terms of this
Agreement) to the Grantee thereof and to any future owner of the real property, improvements and facilities benefited thereby. Notwithstanding the foregoing, all easements, rights, privileges and licenses granted by this Agreement are and shall be subject to the terms and conditions of the Connection Agreement, and in the event of any inconsistency between the terms and conditions of the Connection Agreement and the terms of this Agreement, the terms of the
Connection Agreement shall control.

                         (b)     Any easement or right, privilege and license granted hereunder for purposes of enabling a Party to exercise any right or fulfill any obligation set forth in the
Connection Agreement will continue for the term of the Connection Agreement, and thereafter if and to the extent that the right or obligation (i) shall by its express terms survive the termination or expiration of the Connection Agreement or (ii) is necessary for the conduct of business by Grantee. In the event of the termination or expiration of an easement or right, privilege and license granted hereunder for purposes of enabling a Grantee to exercise any right or fulfill any obligation set forth in the Connection Agreement, all equipment and facilities installed or maintained by such Grantee on the real property of the other Party pursuant to said terminated or expired easement or right, privilege and license shall, at the request of the other
Party, be removed at the sole cost and expense of such Grantee, and such Grantee shall, at its sole cost and expense repair any damage to the real property and/or equipment and facilities of the other Party damaged as a result of such removal.

                         (c)     All equipment and facilities installed or maintained by Grantee pursuant to an easement or right, privilege and license granted hereunder shall be maintained by Grantee in accordance with Good Utility Practice and the Connection Agreement, and Grantee shall make all repairs and replacements necessary to keep such equipment and facilities in such condition.

                         (d)     Generator may not Use any portion of Generator's Real Property burdened by any easement, right or privilege granted to Pepco hereunder if such Use would materially adversely affect the Use and enjoyment by Pepco of the rights granted to it hereunder, or materially increase the costs or risks associated with such Use.

                         (e)     All easements granted herein shall be deemed easements appurtenant to the parcel of real property benefited thereby and shall run with such real property and shall be deemed covenants running with the real property burdened thereby.

                 2.5     Interpretation. The following shall apply in interpreting any easement and any right, privilege and license granted pursuant to this Agreement:

                         (a)     Each easement and each right, privilege and license granted herein is irrevocable except by written agreement of the parties.

                         (b)     With respect to any easement created by this Agreement, the words "in,"
"upon," "to," "on," "over," "above," "through" and/or "under" shall be interpreted to include all of such terms.

                         (c)     Each easement and each right, privilege and license granted herein may be enjoyed without charge or fee to Grantee of the easement.

                         (d)     Each easement and each right, privilege and license granted herein is also a grant of the additional right of Access over Grantor's property to accomplish the purpose of such easement or right, privilege and license, to perform any obligations hereunder or in the
Connection Agreement, and to comply with any legal requirements affecting Grantee or its property and/or improvements.

                         (e)     Exercise of any easement or any right, privilege and license granted hereunder permitting or requiring maintenance, repairs, alteration, restoration, rebuilding, construction, upgrading, cleaning, installation, removal, modification, replacement, expansion, or other work by Grantee upon the property or improvements of Grantor shall be subject to the following conditions:

                                 (i)     Work upon the facilities and properties of either Party subject to this
                                 Agreement shall be permitted only to each Party's Qualified Personnel, and Access to such facilities and properties shall be permitted only to a
                                 Party's Qualified Personnel and such consultants, agents, contractors, subcontractors and invitees as any Party may select or permit; provided that any consultant, agent, contractor, subcontractor or invitee shall comply with all applicable provisions of this Agreement and the
                                 Connection Agreement.

                                 (ii)    Work shall be performed using reasonable precautions to avoid unreasonable interference with the Use and enjoyment of Grantor's property and improvements.

                                 (iii)   Except only as may be specifically provided to the contrary herein,
                                 Grantee shall not be liable for damage, if any, which may be caused by
                                 Grantee's normal and reasonable Use of any easement, or right, privilege or license granted hereunder.

                                 (iv)    Following completion of the work, Grantee shall restore Grantor's property and improvements to the same or as good a condition as existed before the commencement of the work.

                                 (v)     Any easement and any right, privilege and license granted herein which permits a Grantee to maintain its property, equipment, facilities and appurtenances on the property and improvements owned by Grantor also includes the right to maintain in place on Grantor's property and improvements any and all wires and cables connecting such property, equipment, facilities, and appurtenances to (i) the devices, machinery and equipment which they measure, regulate and/or control, and (ii) power sources.

                                 (vi)    Generator shall be solely responsible for the maintenance of any roads, paths and other means of entry or exit located upon either the
                                 Generator's Real Property or the Pepco Real Property that are commonly utilized by Generator and Pepco, and their respective employees, agents and contractors pursuant to this Agreement or the Connection
                                 Agreement.

                         (f)     Any easement granted pursuant to Section 2.1(a), (b), (c), (d) or (e)
includes the right to (i) trim, cut, treat and/or remove, by manual, mechanical, and chemical means, any and all trees, brush, structures and other obstructions within the easement area, as well as such trees, brush, structures and vegetation outside of the easement area deemed reasonably necessary or desirable by Pepco for the safe and secure operation of its facilities; and
(ii) obtain Access to Generator's Real Property for the purpose of performing the aforementioned acts.

                 2.6     Rules and Regulations.

          Each Party may promulgate rules regulating the conduct of the other Party in the exercise of rights under this Agreement provided such rules and regulations do not unreasonably interfere with or impede the affected Party's rights and easements as set forth herein or in the Connection
Agreement.

                 2.7     No Obstruction.

                         (a)     No Party hereto shall obstruct the easements or the rights, privileges and licenses granted or created pursuant to this Agreement or render them impassable or unusable in any way or otherwise in any way interfere with the right to the Use and enjoyment of the easements or rights, privileges and licenses granted or created pursuant to this Agreement.

                         (b)     No Party hereto shall make any changes to the topography or accesses on or to its respective property, including grading or drainage that could reasonably be expected to adversely affect another Party's facilities, common use drainage systems, or pollution control systems, or the exercise of any right or fulfillment of any obligation in this Agreement or in the
Connection Agreement, without the prior written consent of the other Party which consent shall not unreasonably be withheld, delayed or conditioned.

          3.     TAXES, ASSESSMENTS AND OTHER CHARGES

                 3.1     Real Estate Taxes. Generator, with respect to the Generator's Real Property and Pepco, with respect to the Pepco Real Property, shall pay and discharge all of the following
("Real Estate Taxes") whether or not now within the contemplation of the Parties hereto: (i) all real estate taxes, assessments (both general and special), other governmental impositions and charges, taxes, rents, levies and sums of every kind or nature whatsoever, extraordinary as well as ordinary, as shall at any time be imposed by any governmental or public authority on, or become a lien in respect of, the Generator's Real Property or the Pepco Real Property, as the case may be, or any part thereof, or which may become due and payable with respect thereto, and any and all taxes assessments and charges levied, assessed or imposed upon the Generator's Real Property or the Pepco Real Property, as the case may be, in lieu of or in addition to, the foregoing, under or by virtue of any present or future laws, rules, requirements, orders, directives, ordinances or regulations of the United States of America or of the State or of any subdivision thereof, or of any lawful governmental authority whatsoever, and any interest or penalties thereon, and (ii) all other taxes (excluding gains, sales and income taxes but including occupancy taxes which are measured by income) measured by ownership of the Generator's Real Property or the Pepco Real
Property, as the case may be. Generator shall pay and discharge all levies and assessments for water, water meter (including any expenses incident to the installation, repair or replacement of any water meter) and sewer and all rents with respect to water and sewer which provide service to the Generator's Real Property.

                 3.2     Personal Property Taxes. Generator and Pepco shall, respectively, pay and discharge all of the following ("Personal Property Taxes") whether or not now within the contemplation of the Parties hereto: all taxes and assessments which shall or may be charged, levied, assessed or imposed upon, or become a lien upon, the personal property of Generator or
Pepco, as the case may be, Used in the operation or in connection with the business conducted at the Generator's Real Property or the Pepco Real Property, as the case may be.

                 3.3     Timing of Payment. Subject to the provisions of Section 3.5, Generator and
Pepco shall each comply with its covenant to pay and discharge all Real Estate Taxes and
Personal Property Taxes by paying all such taxes directly to the appropriate taxing authorities prior to the expiration of the period within which payment is permitted without penalty or interest. Generator and Pepco shall within twenty (20) days of written request of the other Party, produce the most recent official receipts from the appropriate taxing authorities evidencing such payment certified by Generator or Pepco, as the case may be, to the other Party hereto.

                 3.4     Cooperation with Respect to Tax Statements. Generator and Pepco will cooperate with each other in obtaining and/or retaining any tax abatement for which the
Generator's Real Property or Pepco Real Property may be eligible. Upon written request of the
Party seeking an abatement, the other Party or Parties hereto will execute and file any and all documents and instruments reasonably necessary to obtain and retain such abatement, without the assumption of any liabilities or obligations, provided that the Party seeking such abatement shall reimburse the cooperating Party or Parties for any reasonable expenses that such cooperating Party or Parties may incur in connection therewith.

                 3.5     Tax Contests. Generator, with respect to the Generator's Real Property, and
Pepco, with respect to the Pepco Real Property:

                         (a)     May contest in good faith by appropriate proceedings diligently and continuously conducted, at its or their sole cost and expense, any Real Estate Tax or charge or
Personal Property Tax or charge, or similar tax or charge and, where permitted by law, pay the same under protest.

                         (b)     Shall pay and discharge such contested items as finally adjudicated or settled, with interest and penalties, and all other charges directed to be paid in or by any such adjudication or settlement.

                         (c)     May, in its or their sole discretion, consolidate any proceeding to obtain a reduction in the assessed valuation with any similar proceeding or proceedings brought by it or them relating to any one or more other tax years.

                         (d)     Shall indemnify and hold the non-contesting Party harmless from and against all liability, loss, cost or expense arising out of the contest.

                 3.6     Refunds. Any refunds from any contest undertaken pursuant to Section 3.5 shall belong wholly to the Party or Parties that paid the tax.

          4.     MECHANICS' LIENS

                 4.1     Notice Regarding Labor and Material. Notice is hereby given that no Party hereto shall be liable for any labor or materials furnished or to be furnished to or for another
Party hereto or to any other persons or entities claiming under such other Party on credit, and that no mechanics' or other lien for any such labor or material furnished to a Party or such other persons or entities shall attach to or affect any property interest of any other Party.

                 4.2     Disposition of Liens.

                         (a)     Pepco shall forthwith take such action necessary to discharge, remove or satisfy any lien filed against the Generator's Real Property or any portion thereof for any labor or materials furnished or to be furnished for or on behalf of Pepco, or any person or entity holding any portion thereof through or under Pepco.

                         (b)     Generator shall forthwith take such action necessary to discharge, remove or satisfy any lien filed against the Pepco Real Property or any portion thereof for any labor or materials furnished or to be furnished for or on behalf of Generator, or any person or entity holding any portion thereof through or under Generator.

                         (c)     If either Pepco or Generator, as the case may be, shall fail to discharge, remove or satisfy any such lien which it is obligated to discharge, remove or satisfy hereunder within ten (10) days after notice of the existence of the lien has been given to such defaulting
Party, the non-defaulting Party or parties may pay the amount of such lien or discharge the same by deposit or bonding, and the amount so paid or deposited, or the premium paid for such bond, with interest at the rate provided for defaults in Section 6.3 hereof, shall be paid by the defaulting
Party upon demand to the non-defaulting Party who effected such cure.

                         (d)     The defaulting Party shall defend, indemnify and save harmless the non-
defaulting Party from and against all liability, loss, cost or expense (including reasonable attorneys' fees) arising out of any liens which the defaulting Party is obligated to discharge, remove or satisfy.

          5.     CONDEMNATION

                 5.1     Right to Participate. In the event the Generator's Real Property or the Pepco
Real Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or any agreement with those authorized to exercise such right (any such matter being hereinafter referred to as a "Taking" or property "Taken"), whether such
Taking be a permanent taking or a temporary Taking, any person or entity having an interest in the award or awards shall have the right to participate in any such condemnation proceedings or agreement for the purpose of protecting its interest hereunder. Each Party so participating shall pay its own expenses.

                 5.2     Total Taking. A "Total Taking" shall be deemed to have occurred as to the property of any Party (which means the Generator's Real Property, as to Generator, and the
Pepco Real Property, as to Pepco) when the entire property of such Party shall be Taken or a substantial part of such property shall be Taken and the untaken portion of the property would, following the completion of restoration, be unsuitable for the operation and the Use thereof in the manner so operated and Used prior to the Taking. Upon a Total Taking, this Agreement shall terminate with respect to the property Taken except with respect to the disposition of the award and this Agreement shall continue with respect to the property not Taken.

                 5.3     Disposition of Award. In the event of a Taking, each Party shall be entitled to share in the awards to the extent of its interest in the property subject to the Taking, and for consequential damages to and dilution of value of the relevant property not so Taken.

                 5.4     Notice of Taking. In the event the Generator's Real Property or the Pepco
Real Property, or any part thereof, shall be the subject of any condemnation proceedings or the subject of any eminent domain proceedings, and if any Party shall receive actual notice of such proceedings, the Party receiving such notice shall notify the other Party of the existence of such proceedings. Such notification shall occur within thirty (30) days of the receipt of such actual notice.

          6.     DEFAULTS

                 6.1     Events of Default. Each and every one of the following events shall constitute an Event of Default ("Event of Default') under this Agreement:

                         (a)     If a Party fails to make any payment due to the other Party hereto within twenty (20) days of written demand for such payment;

                         (b)     If a Party fails, within twenty (20) days of written notice from a Party, to make any payment due from such Party to any third party and such failure could result in the imposition of a lien or other encumbrance on the property or improvements of a Party, unless the payment of such amount is contested in accordance with Section 3.5 hereof, in which case, the provisions of Section 3.5 shall control; and

                         (c)     If a Party fails to perform any material non-monetary obligations hereunder, and said Party fails to cure such default within thirty (30) days of receipt of written notice stating with particularity the nature of the default; provided, however, if such default is of such a nature that it cannot be cured within thirty (30) days following receipt of such notice, an
Event of Default shall not have occurred if the defaulting Party shall within such thirty (30) days commence the necessary cure and shall at all times thereafter diligently and continuously prosecute such cure to completion.

                 6.2     Right of Self Help. A non-defaulting Party may at its election following the occurrence of a non-monetary Event of Default and the thirtieth (30th) day after the receipt of the written notice specified in paragraph 6.1(c) hereof, undertake the cure of such default on behalf of the defaulting Party. A non-defaulting Party is granted an easement to enter upon, through or under the property or improvements of the defaulting Party to effect such cure.
Following the occurrence of an Event of Default involving the payment of money to a person or entity not Party to this Agreement, a non-defaulting Party may make such payment on behalf of the defaulting Party. All monies paid by the non-defaulting Party and all reasonable costs and expenses (including, reasonable attorneys' fees) incurred by it, as the case may be, in effecting such cure or payment, shall be paid by the defaulting Party upon written demand, together with interest from the date of such demand at the rate set forth in Section 6.3. This Section 6.2 shall not limit Pepco's self-help rights pursuant to Section 2.3(b).

                 6.3     Interest. Following the occurrence of an Event of Default involving the nonpayment of money by the defaulting Party to the non-defaulting Party, all monies owed to the non-defaulting party shall bear interest at the rate equal to one and one-half percent (1.5%) per month accruing on the due date, provided, however, that such late payment charge shall not exceed the maximum charge which may be collected under State law.

                 6.4     Enforcement Rights. In addition to any other rights expressly set forth in this
Agreement, but without limitation, enforcement of this Agreement may be had by legal or equitable proceedings against any defaulting Party either to specifically enforce, restrain or enjoin the violation of any restriction, covenant, agreement, term, representation or warranty herein contained or to recover damages. The above notwithstanding, termination of this Agreement shall not be available as a remedy in any proceedings against any defaulting Party.

                 6.5     No Forfeiture. Except by enforcement of a judgment lien against such property, nothing contained in this Agreement shall create any reversion, condition or right of re-entry or other provisions for forfeiture under which any Party can be cut off, subordinated or otherwise disturbed in the possession of its property.

                 6.6     Independent Covenants. None of the rights and easement granted by this
Agreement and none of the performances required by this Agreement shall be dependent, upon the performance of any other term, promise, or condition of this Agreement or any documents executed concurrently or in connection with this Agreement, and such rights, easement and requirements or performance shall continue in effect irrespective of whether anything else in this
Agreement or such other documents has been breached or has been terminated. The separateness and independent survival of the right, easements and requirements of performance under this Agreement are essential terms hereof without which this Agreement would not have been made.

          7.     INDEMNIFICATION AND INSURANCE

                 7.1     Generator's Indemnification. Generator shall indemnify, hold harmless, and defend Pepco and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between Pepco and a third party or Generator) for damage to property of unaffiliated third parties, injury to or death of any person, including Pepco's employees or any third parties, to the extent caused, by the breach of this Agreement by Generator or the negligence or willful misconduct of Generator and/or its officers, directors, employees, agents, contractors, subcontractors or invitees arising out of or connected with Generator's performance of this Agreement, or the exercise by Generator of its rights hereunder.

                 7.2     Pepco's Indemnification. Pepco shall indemnify, hold harmless, and defend
Generator and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between Generator and a third party or Pepco) for damage to property of unaffiliated third parties, injury to or death of any person, including Generator's employees or any third parties, to the extent caused by the breach of this Agreement by Pepco or the negligence or willful misconduct of Pepco and/or its officers, directors, employees, agents, contractors, subcontractors or invitees arising out of or connected with Pepco's performance of this
Agreement, or the exercise by Pepco of its rights hereunder.

                 7.3     Survival. The provisions of Sections 7.1 and 7.2 shall survive termination, cancellation, suspension, completion or expiration of this Agreement.

                 7.4     Insurance Coverage. The Parties shall maintain at their own cost the following insurance: (a) standard Commercial General Liability insurance with limitations not less than
One Hundred Million Dollars ($100,000,000.00) in the aggregate; (b) All-Risk Property insurance in amounts not less than one hundred percent (100%) of the full replacement cost of the improvements located upon each Party's real property; (c) Worker's compensation insurance as required by prevailing law and Employer's liability insurance with limits of not less than
Twenty-five Million Dollars ($25,000,000.00); and (d) such other insurance as is customary in the electric utility industry.

                 7.5     Certificate of Insurance. The Parties agree to furnish each other with certificates of insurance evidencing the insurance coverage obtained in accordance with this
Article 7, and the Parties agree to notify and send copies to the other of any policies maintained hereunder upon written request by a Party. Each Party must notify the other Party within five
(5) business days of receiving notice of cancellation, change, amendment or renewal of any insurance policy required pursuant to Section 7.4 above.

                 7.6     Additional Insureds and Waiver. Each Party and its affiliates shall be named as additional insureds on the general liability insurance policies obtained in accordance with Section
7.4, above, as regards liability under this Agreement; and each general liability insurance policy shall contain a waiver of subrogation and each Party shall waive its rights of recovery against the other for any loss or damage covered by such policy.

          8.     MISCELLANEOUS

                 8.1     Effective Date. This Agreement will be effective on the Closing Date pursuant to the Asset Sale Agreement (the "Effective Date").

                 8.2     Exhibits. All exhibits attached to this Agreement are part of this Agreement and the material contained in such exhibits shall be construed and interpreted as if contained within the text of the Agreement.

                 8.3     Headings. The Article and Section headings of this Agreement are for convenience and reference only and in no way define, limit or describe the scope and intent of this Agreement, nor in any way affect this Agreement.

                 8.4     Interpretation. When a reference is made in this Agreement to an Article,
Section, Schedule or Exhibit, such reference shall be to an Article or Section of, or Schedule or
Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or
"including" are used in this Agreement, they shall be deemed to be followed by the words
"without limitation" or equivalent words. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument, statute, regulation, rule or order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, statute, regulation, rule or order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. Each Party acknowledges that it has been represented by counsel in connection with the review and execution of this Agreement and, accordingly, there shall be no presumption that this Agreement or any provision hereof be construed against the
Party that drafted this Agreement.

                 8.5     GOVERNING LAW. EXCEPT WITH RESPECT TO THE CREATION,
PERFECTION AND ENFORCEMENT OF THE REAL PROPERTY INTERESTS
CREATED HEREUNDER, WHICH SHALL BE GOVERNED AND CONSTRUED BY
THE LAWS OF THE STATE, THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF
COLUMBIA EXCLUSIVE OF ITS CHOICE OF LAW RULES.

                 8.6     Entire Agreement. This Agreement, the Asset Sale Agreement, the
Confidentiality Agreement (as defined in the Asset Sale Agreement) and the Ancillary
Agreements (as defined in the Asset Sale Agreement) including the Exhibits, Schedules, documents, certificates and instruments referred to herein or therein and other contracts, agreements and instruments contemplated hereby or thereby, embody the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement.
There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein or therein.

                 8.7     Amendment and Modification, Extension, Waiver. This Agreement may be
amended, modified or supplemented only by an instrument in writing signed on behalf of each of the Parties. Either Party may (i) extend the time for the performance of any of the obligations or other acts of the other Party, (ii) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or (iii) waive compliance by the other Party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of a Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                 8.8     Binding Effect. The covenants, conditions, restrictions, encumbrances, easements, license and agreements set forth in this Agreement shall attach to, burden, and run with the land and the Generator's Real Property and the Pepco Real Property or the applicable portion or portions thereof, and shall be appurtenant to the Generator's Real Property or the
Pepco Real Property, as appropriate and, together with the remainder of this Agreement, shall be binding upon the Parties hereto and their respective successors, assigns, grantees, transferees and tenants and, together with the remainder of this Agreement, shall inure to the benefit and Use of the Parties hereto and their respective heirs, successors, assigns, grantees, transferees and tenants.
Each Grantee of any portion of or interest in the property and each mortgagee which succeeds to the fee simple ownership of any portion of the property shall be deemed, by the acceptance of the deed conveying fee simple title to such person, to have agreed to perform each and every undertaking created hereunder attributable to the portion of the property in which such Grantee or mortgagee has acquired an interest.

                 8.9     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 8.10    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                 8.11    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (as of the time of delivery or, in the case of a telecopied communication, of confirmation) if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                    if to Pepco, to:

                                    Potomac Electric Power Company
                               1900 Pennsylvania Avenue, N.W.
                               Washington, D.C. 20068
                                    Telecopier: (202) 261-7889
                               Attention: William T. Torgerson, General Counsel

                    with a copy to:

                                    Dickstein Shapiro Morin & Oshinsky LLP
                                    2101 L Street, N.W.
                                    Washington, D.C. 20037
                                    Telecopy No.: (202) 887-0689
                                    Attention: Kenneth M. Simon, Esq.

                    if to Generator, to:

                                    c/o Production Service Center
                                    8711 Westphalia Road
                                    Upper Marlboro, MD 20774
                                    Telecopier: (301) 669-8030
                                    Attention: Richard Koch, Chief Operations Officer

                    with a copy to:

                                    Troutman Sanders LLP
                                    401 9th Street, N.W.
                                    Suite 1000
                                    Washington, DC 20004
                                    Telecopier: (202) 274-2994
                                    Attention: Benjamin L. Israel, Esq.

The names, titles and addresses of either Party in this section may be changed by written notification to the other Party.

                 8.12    Independent Contractor Status. Nothing in this Agreement shall be construed as creating any relationship between Pepco and Generator other than that of independent contractors.

                 8.13    Conflicts. Except with respect to the amendments, indemnification, liability, default and remedies provisions contained herein or as otherwise expressly provided herein, in the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Asset Sale Agreement, the terms of the Asset Sale Agreement shall prevail.

          The representations, covenants and warranties, if any, made by Pepco herein are made solely by Potomac Electric Power Company, and not by The Bank of New York, as Trustee, and
The Bank of New York, as Trustee, joins in the execution and delivery hereof solely in order to effect the release of the above-described rights upon the Pepco Real Property from the lien of the
Bond Indenture dated July 1, 1936, as amended and supplemented. Pursuant to that certain
Agreement of Resignation, Appointment and Acceptance dated as of September 27, 1997, by and among Pepco, The Riggs National Bank of Washington, D.C. ("Riggs") and the Trustee, the
Trustee is the successor to Riggs, the original trustee under the Bond Indenture.

          IN WITNESS WHEREOF, Pepco and Generator have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                                             POTOMAC ELECTRIC POWER COMPANY

                                                             By:_______________________________
                                                                       Name:
                                                                       Title:

                                                             SOUTHERN ENERGY MID-ATLANTIC, LLC

                                                             By:_______________________________
                                                                       Name:
                                                                       Title:

                                                             SOUTHERN ENERGY MD ASH
                                                             MANAGEMENT, LLC

                                                             By:_______________________________
                                                                       Name:
                                                                       Title:

                                                             THE BANK OF NEW YORK

                                                             By:_______________________________
                                                                       Name:
                                                                       Title:

STATE OF                              )
                                                  ) SS:
COUNTY OF                          )

          BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally known to me/________
and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                             __________________________________
                                                             Notary Public

                                                             My Commission Expires:

STATE OF                              )
                                                  ) SS:
COUNTY OF                          )

          BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally known to me/________
and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                             __________________________________
                                                             Notary Public

                                                             My Commission Expires:

STATE OF                              )
                                                  ) SS:
COUNTY OF                          )

          BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally known to me/________
and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                             __________________________________
                                                             Notary Public

                                                             My Commission Expires:

STATE OF                              )
                                                  ) SS:
COUNTY OF                          )

          BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally known to me/________
and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                             __________________________________
                                                             Notary Public

                                                             My Commission Expires:

STATE OF                              )
                                                  ) SS:
COUNTY OF                          )

          BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally known to me/________
and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                             __________________________________
                                                             Notary Public

                                                             My Commission Expires:

                                                       Schedule 1.1

                                                        Definitions

          "Access" means, subject to the conditions set forth in this Agreement and a Party's right to impose reasonable security and safety restrictions protecting its officers, employees, agents, consultants, contractors, subcontractors, invitees, property and confidential information, full and unimpeded access, in common with Grantor over and through existing roads, paths, walkways, corridors, hallways, doorways, and other means of entry or exit, as exist now and from time to time on Grantor's property or, where no means of access exists, over and through those areas of
Grantor's property or improvements which are (i) reasonably necessary or convenient for achieving Grantee's underlying purposes, and (ii) least likely, out of the alternatives reasonably available, to impede or damage the property or operation of any Party hereto. Access shall also include access and right-of-way for Grantee's employees, agents, consultants, contractors, subcontractors, vehicles, trucks, trailers, heavy machinery, equipment, materials, and all other items reasonably necessary or convenient for achieving Grantee's underlying purposes.

          "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

          "Agreement" means this Easement, License and Attachment Agreement.

          "Asset Sale Agreement" has the meaning set forth in the first recital of this Agreement, as such Asset Sale Agreement may be amended or modified.

          "Connection Agreement" means the Interconnection Agreement (Dickerson), dated as of
December ___, 2000, between Pepco and Generator.

          "Distribution of Electric Current" means local transmission and distribution of electricity to Pepco's end users.

          "Distribution Facilities" means towers, lines of towers, poles, lines of poles, supporting structures, cables, crossarms, overhead and underground wires, guys, braces, ducts, conduits, cables, anchors, lightning protective wires, and all related above-ground and underground facilities, appurtenances and equipment, including all additions, replacements and expansions thereto, now or hereafter installed or located on the Generator's Real Property for Distribution of
Electric Current. Distribution Facilities do not include Transmission Facilities.

          "Effective Date" has the meaning set forth in Section 8.l.

          "FERC" means the Federal Energy Regulatory Commission or its successors.

          "Generating Facilities" means the Station and any additional generating plants, turbines or other generating facilities constructed by Generator after the Effective Date at the site of the
Station.

          "Generator" shall have the meaning set forth in the introductory paragraph of this
Agreement and shall include its permitted successors and assigns.

          "Generator's Real Property" means the real property described in Exhibit A, and any improvements or betterments thereto now or hereinafter situated thereon

          "Good Utility Practice" shall have the meaning given it by the Connection Agreement.

          "Grantee" means the Party or Parties who enjoy the principal benefit of the referenced easement, license, right (including attachment rights) privilege or right-of-way.

          "Grantor" means the owner or owners of the property and/or improvement granting the referenced easement, license, right (including attachment rights), privilege or right-of-way.

          "Interconnection Service" shall have the meaning given it by the Connection Agreement.

          "Party" or "Parties" shall have the meaning set forth in the introductory paragraph of this
Agreement.

          "Pepco" shall have the meaning set forth in the introductory paragraph of this Agreement and shall include its permitted successors and assigns.

          "Pepco Real Property" means the real property described in Exhibit B, and any improvements or betterments thereto now or hereinafter situated thereon.

          "Qualified Personnel" means individuals who possess any required licenses and trained for their positions and duties by Generator and/or Pepco pursuant to Good Utility Practice.

          "State" means the State of Maryland.

          "Station" means the Dickerson Station as defined in the Asset Sale Agreement.

          "Transmission of Electric Current" means the transmission of such current typically over long distances and at voltages not commonly used for service to end use customers.

          "Transmission Facilities" means towers, lines of towers, poles, lines of poles, supporting structures, cables, crossarms, overhead and underground wires, guys, braces, ducts, conduits, cables, anchors, lightning protective wires, and all related above-ground and underground facilities, appurtenances and equipment, including all additions, replacements and expansions thereto, now or hereafter installed or located on the Generator's Real Property and/or which
Pepco may reasonably require now and from time to time on the Generator's Real Property for the Transmission of Electric Current. Transmission Facilities do not include Distribution
Facilities.

          "Transmission System" shall have the meaning set forth in the Connection Agreement.

          "Use" means to operate, maintain, repair, upgrade, clean, install, add to, alter, remove, inspect, construct, modify, restore, rebuild, replace, relocate and expand (but if any such addition, relocation or expansion would unreasonably or materially burden Grantor's Property, in each case, the express, prior written consent of Grantor shall be required, which consent shall not unreasonably be withheld, delayed or conditioned) (all of the foregoing to be in accordance with Good Utility Practice).

                                               LIST OF EXHIBITS

Exhibit A - Generator's Real Property
Exhibit B - Pepco Real Property
Exhibit C - Utility Easement
Exhibit D - Easement for Connection of 230kV Circuit
Exhibit E - Pyrite Storage Area
Exhibit F - Easement on Pepco Real Property for a portion
               of Generator's Oil Retention Area

                                                   EXHIBIT A-2

                                                                                      nbsp;    EXECUTION COPY

AFTER RECORDING PLEASE RETURN TO
Commercial Settlements, Inc.
1015 15th Street, N.W.
Suite 300
Washington, D.C. 20005
Attention:  David Nelson

EASEMENT, LICENSE AND ATTACHMENT AGREEMENT
(Chalk Point Station)

THIS EASEMENT, LICENSE AND ATTACHMENT AGREEMENT (the
"Agreement"), is dated as of December ___, 2000, and is entered into by and between
SOUTHERN ENERGY CHALK POINT, LLC, a limited liability company organized and existing under the laws of the State of Delaware and having an office at 8711 Westphalia Road,
Upper Marlboro, MD 20774 ("Generator"), SOUTHERN ENERGY PINEY POINT , LLC, a
limited liability company organized and existing under the laws of the State of Delaware and having an office at 8711 Westphalia Road, Upper Marlboro, MD 20774 ("SEPP") and
POTOMAC ELECTRIC POWER COMPANY, a District of Columbia and Virginia corporation and having an office at 1900 Pennsylvania Avenue, N.W., Washington, DC 20068 ("Pepco") and
The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New York, as successor to The Riggs National Bank of Washington, D.C. as
Trustee under: (i) _________ certain Mortgage Bonds dated July 1, 1936 made by Potomac
Electric Power Company, as amended and supplemented (which original Mortgage Bonds are recorded among the Land Records of Prince George's County, Maryland in Liber 452, Folio 1),
(ii) that certain Mortgage and Deed of Trust dated July 1, 1936 made by Potomac Electric Power
Company, as amended and supplemented (which original Mortgage and Deed of Trust is recorded among the Land Records of Charles County, Maryland in Liber No. 77, Folio 1); and
(iii) that certain Mortgage and Deed of Trust dated July 1, 1936 made by Potomac Electric Power
Company, as amended and supplemented (which original Mortgage and Deed of Trust is recorded among the Land Records of St. Mary's County, Maryland at Liber 69, Folio 214).
Generator and Pepco may hereinafter be referred to individually as a "Party" and collectively as the "Parties."

                                                                 RECITALS

               A.     Southern Energy, Inc., a Delaware corporation (the "Buyer"), and Pepco have entered into an Asset Purchase and Sale Agreement for Generating and Related Assets (as
amended from time to time, the "Asset Sale Agreement"), dated June 7, 2000, for the sale of
Pepco's generating station known as the Chalk Point Station (as defined in the Asset Sale
Agreement). The Buyer has assigned certain of its rights and obligations under the Asset Sale
Agreement relating to the Chalk Point Station to Generator and to SEPP in accordance with
Section 12.5 of the Asset Sale Agreement.

               B.     The Chalk Point Station is located on that certain parcel of real property which has been conveyed by Pepco to Generator pursuant to the Asset Sale Agreement by virtue of a deed recorded immediately prior hereto and is more particularly described in Exhibit "A"
attached hereto (the "Generator's Real Property"). SEPP owns the oil pipeline referenced in
Section 2.3(a)(i) and (ii) hereof.

               C.     Pepco intends to continue to operate its transmission and distribution business on and from that certain parcel of real property adjoining the Generator's Real Property, which parcel has been retained by Pepco following the conveyances contemplated by the Asset Sale
Agreement, and is more particularly described in Exhibit "B" attached hereto (the "Pepco Real
Property").

               D.     Pepco will continue to own and operate certain personal property assets used in the conduct of its transmission and distribution business which are located upon the Generator's
Real Property, and Pepco requires Access (as defined below) to, and certain other rights with respect to, the Generator's Real Property in connection therewith. Generator, in the operation and conduct of its generation business, will require Access to, and certain other rights with respect to, the Pepco Real Property. Furthermore, Pepco and Generator have entered into an
Interconnection Agreement (the "Connection Agreement"), dated as of December ___, 2000, pursuant to which Pepco has agreed to provide certain Interconnection Service to Generator required for Generator's conduct of its generation business at Chalk Point Station.

               E.     In order for the Parties each to (i) enjoy the full benefit of their respective property rights, real or personal, and conduct their respective businesses thereat (ii) fulfill legal requirements, and (iii) comply with their respective agreements under the Connection
Agreement, each Party requires certain easements, licenses, rights-of-way and/or attachment rights in, on, over and above, or with respect to, real and or personal property of the other Party.

                                                                     AGREEMENT

NOW, THEREFORE, the Parties, in consideration of the mutual covenants and agreements contained herein and in the Asset Sale Agreement and the Connection Agreement,
and for other good and valuable consideration, the receipt whereof and sufficiency of which are hereby acknowledged, each intending to be legally bound and to bind their respective successors and assigns, hereby mutually agree as follows:

               1.     DEFINITIONS

                       1.1     Definitions. Any capitalized terms which are used but not defined in the body of this Agreement shall have the meanings given to such terms in the attached Schedule
1.1.

               2.     EASEMENTS

                       2.1     Grant of Easements to Pepco. Generator does hereby give, grant, bargain, sell, assign and convey unto Pepco, the following easements on the Generator's Real
Property for the following purposes:

                                 (a)        An above ground and underground easement, as more
particularly described in Exhibit "C" attached hereto, for the installation, operation, repair and maintenance of electrical connections and other facilities between the existing switchyard on
Pepco Real Property and the existing combustion turbine-generator area on Generator's Real
Property.

                                 (b)        An easement as more particularly described in Exhibit "D"
attached hereto, for two (2) 69kV overhead transmission lines from Pepco's switchyard area on
Pepco Real Property to an existing Southern Maryland Electrical Cooperative switchyard on
Generator's Real Property and the operation, repair and maintenance of said transmission lines.

                                 (c)        An easement for the Use, operation and maintenance of the
Retained Assets (as described in the Asset Sale Agreement) located upon the Generator's Real
Property and any other equipment of any nature or kind retained by Pepco and located upon the
Generator's Real Property, together with any other equipment used in connection with the foregoing (together with replacements thereof and substitutions therefor).

                                 (d)        An easement which enables Pepco to keep and maintain in
their present locations, and operate, any Transmission Facilities, Distribution Facilities and other assets owned by Pepco and located upon the Generator's Real Property, together with an easement for all purposes reasonably deemed necessary or convenient by Pepco to exercise any right or fulfill any obligation under the Connection Agreement, including the right to Use any improvements constructed, maintained or installed in connection therewith.

                                 (e)        An easement of Access to those certain generating buildings
(and any replacements thereof) located upon the Generator's Real Property in and upon which certain of Pepco's Distribution Facilities and Transmission Facilities are located. Such easement shall include, without limitation, the right to have keys, access codes or other access methods necessary to enter any of such generating buildings. Furthermore, the exercise of the easement right set forth in this subparagraph shall be subject to the provisions of the Connection
Agreement including, without limitation, Section 3.3 thereof.

                                 (f)        An easement of Access to the Generator's Real Property for the purposes of exercising any of the rights granted in this Section 2.l, in Section 2.3(b)(viii) hereof, in the Connection Agreement or the Asset Sale Agreement, and for the purpose of fulfilling any obligation under the Asset Sale Agreement, including, without limitations, obligations associated with the Retained Liabilities (as defined in the Asset Sale Agreement).

                                 (g)        An easement of Access to, and the right to use, the parking lots, access roads, driveways and other such facilities located upon the Generator's Real Property, together with the right to use the railroad lines and railroad spurs located upon the Generator's
Real Property (such railroad lines and railroad spurs, "Generator's Rail Facilities") for the transportation of machinery and/or similar uses; provided, however, that the easement of Access to Generator's Rail Facilities shall require Generator's prior consent, such consent not to be unreasonably withheld.

                                 (h)         Pepco's exercise of the rights, easements, privileges and licenses granted to it pursuant to this Section 2.1 shall be limited to Qualified Personnel or employees of contractors employed by Pepco who, in either event, are under Pepco's and/or its contractors'
direct supervision and whose duties include, or who are engaged for the purpose of, Use of the rights granted pursuant to this Section 2.1.

                                 (i)        The easements granted pursuant to this Section 2.1 shall
expressly include Pepco's right to lease, license or otherwise permit Affiliates or third parties to use Pepco's facilities upon such terms and for such purposes as Pepco may determine from time to time, subject to the terms and conditions of this Agreement.

                       2.2     Reservation by Generator of Certain Rights. Generator reserves to itself, from the easements granted pursuant to Section 2.1 hereof, the following rights, subject, however, to the provisions of the final paragraph of this Section 2.2:

                                 (a)        the right to (i) keep and maintain Generator's Real
Property and all improvements and facilities owned by Generator and located upon the
Generator's Real Property in their present locations, and (ii) operate and maintain all improvements and facilities owned by Generator and located upon the Generator's Real
Property in a manner consistent with past practice; and

                                 (b)        the right to have Access to all portions of the Generator's Real
Property for all purposes deemed reasonably necessary or convenient by Generator in the operation and conduct of its generation business or in order to perform any act permitted, or fulfill any obligation of Generator, under the Connection Agreement, including maintenance of the Generator's Real Property in the manner described in the Connection Agreement.

                                 (c)         Generator's exercise of the rights reserved to Generator in this
Section 2.2, and the rights, privileges and licenses granted to Generator in Section 2.3 shall be exclusively limited to Qualified Personnel or employees of contractors employed by Generator who, in either event, are under Generator's and/or its contractors' direct supervision and whose duties include, or who are engaged for the purpose of, Use of the property described in clause (a)
of this Section.

                       2.3     Grant of Easements, Right, Privilege and License from Pepco to
Generator.

                                 (a)        Pepco does hereby grant to Generator (and to SEPP, but only as to the easement for the operation and maintenance of the existing oil pipeline on, under and across the Pepco Real Property and the Retained Assets referenced in subparagraphs (i) and (ii)
below) the following easements, rights, privileges and licenses on and with respect to the Pepco
Real Property:

                                              (i)     An easement, as described on Exhibit "E" attached hereto,
for the operation and maintenance of an existing oil pipeline (to be used solely for the transmission of oil) on, under and across Pepco Real Property at two (2) locations.

                                              (ii)     An easement, as described on Exhibit "F" attached hereto,
for the operation and maintenance of an existing oil pipeline (to be used solely for the transmission of oil) on, under and across the Retained Assets.

                                              (iii)     An easement which enables Generator to keep and
maintain in their present locations, and operate, any Generating Facilities and other assets owned by Generator and located upon the Pepco Real Property.

                                              (iv)     An easement of Access to and upon the Pepco Real
Property for the purposes of exercising any of the rights granted in the Connection Agreement or the Asset Sale Agreement.

                                              (v)     An easement, as described in Exhibit "G" attached hereto,
for the operation and maintenance of an existing railroad track on and across the Pepco Real
Property.

                                 (b)        In addition, but without limitation of Generator's rights
pursuant to the Connection Agreement, Pepco agrees to make available to Generator (at no cost to Generator, except as provided below) Pepco's master station voltage control equipment (the
"Equipment") located at Chalk Point Station upon the Generator's Real Property during the term of this Agreement, subject to the following terms and conditions, and Generator agrees to comply with such terms and conditions:

                                              (i)     Generator's operation of the Equipment shall at all times
be subject to that certain Agreement of Sale and Lease dated as of November 30, 1994 between
NationsBank Trust Company, National Association and Pepco (the "Control Center Lease"), and
Generator shall comply with the terms and conditions thereof with respect to the use of the
Equipment (including keeping the Equipment free and clear of any liens, claims or encumbrances of whatever nature, and identifying the Equipment as being owned by Pepco, and shall not modify, alter, remove or add to the Equipment);

                                              (ii)     Generator shall operate and maintain the Equipment in
accordance with Good Utility Practice;

                                              (iii)     Generator shall be responsible for all operating, repair
and maintenance costs, taxes and the like with respect to the Equipment, and shall reimburse
Pepco promptly upon invoicing for any such costs paid by Pepco;

                                              (iv)     Generator's Access to the Equipment shall be in
accordance with this Agreement;

                                              (v)     Generator's right to operate the Equipment shall
terminate in the event of actual or constructive loss of the Equipment, damage rendering the
Equipment beyond repair or unfit for normal use, the condemnation or seizure of the Equipment, the obsolescence of the Equipment or the material breach by Generator of any of its covenants in this Section 2.3(b);

                                              (vi)     Pepco shall have no obligation to Generator with respect
to the Equipment other than to permit Access to and operation of the Equipment in accordance with this Section 2.3(b);

                                              (vii)     The obligations of Generator under Section 7.4
(maintenance of liability insurance coverage) and Section 7.1 (indemnification) shall be applicable to the Equipment; and

                                              (vii)     Pepco shall have Access to the Equipment for purposes
of complying with the terms and conditions of the Control Center Lease and as necessary to perform any of the obligations of Generator pursuant to this subparagraph (b) above to the extent the same are not timely performed by Generator.

                       2.4     General Scope of Easements.

                                 (a)        Except as otherwise provided in Sections 2.2 and 2.3 above and
Section 2.4(b) below, each easement and each right, privilege and license granted hereby is and shall be a perpetual grant, transfer, conveyance and right of Access to and Use (subject to the terms of this Agreement) to the Grantee thereof and to any future owner of the real property, improvements and facilities benefited thereby. Notwithstanding the foregoing, all easements, rights, privileges and licenses granted by this Agreement are and shall be subject to the terms and conditions of the Connection Agreement, and in the event of any inconsistency between the terms and conditions of the Connection Agreement and the terms of this Agreement, the terms of the Connection Agreement shall control.

                                 (b)        Any easement or right, privilege and license granted hereunder for purposes of enabling a Party to exercise any right or fulfill any obligation set forth in the
Connection Agreement will continue for the term of the Connection Agreement, and thereafter if and to the extent that the right or obligation (i) shall by its express terms survive the termination or expiration of the Connection Agreement or (ii) is necessary for the conduct of business by Grantee. In the event of the termination or expiration of an easement or right, privilege and license granted hereunder for purposes of enabling a Grantee to exercise any right or fulfill any obligation set forth in the Connection Agreement, all equipment and facilities installed or maintained by such Grantee on the real property of the other Party pursuant to said terminated or expired easement or right, privilege and license shall, at the request of the other
Party, be removed at the sole cost and expense of such Grantee, and such Grantee shall, at its sole cost and expense repair any damage to the real property and/or equipment and facilities of the other Party damaged as a result of such removal.

                                 (c)        All equipment and facilities installed or maintained by Grantee pursuant to an easement or right, privilege and license granted hereunder shall be maintained by
Grantee in accordance with Good Utility Practice and the Connection Agreement, and Grantee
shall make all repairs and replacements necessary to keep such equipment and facilities in such condition.

                                 (d)         Generator may not Use any portion of Generator's Real
Property burdened by any easement, right or privilege granted to Pepco hereunder if such Use would materially adversely affect the Use and enjoyment by Pepco of the rights granted to it hereunder, or materially increase the costs or risks associated with such Use.

                                 (e)        All easements granted herein shall be deemed easements
appurtenant to the parcel of real property benefited thereby and shall run with such real property and shall be deemed covenants running with the real property burdened thereby.

                       2.5     Interpretation. The following shall apply in interpreting any easement and any right, privilege and license granted pursuant to this Agreement:

                                 (a)        Each easement and each right, privilege and license granted herein is irrevocable except by written agreement of the parties.

                                 (b)        With respect to any easement created by this Agreement, the words "in," "upon," "to," "on," "over," "above," "through" and/or "under" shall be interpreted to include all of such terms.

                                 (c)        Each easement and each right, privilege and license granted herein may be enjoyed without charge or fee to Grantee of the easement.

                                 (d)        Each easement and each right, privilege and license granted herein is also a grant of the additional right of Access over Grantor's property to accomplish the purpose of such easement or right, privilege and license, to perform any obligations hereunder or in the Connection Agreement, and to comply with any legal requirements affecting Grantee or its property and/or improvements.

                                 (e)         Exercise of any easement or any right, privilege and license granted hereunder permitting or requiring maintenance, repairs, alteration, restoration, rebuilding, construction, upgrading, cleaning, installation, removal, modification, replacement, expansion, or other work by Grantee upon the property or improvements of Grantor shall be subject to the following conditions:

                                    (i)     Work upon the facilities and properties of either Party subject to this Agreement shall be permitted only to each Party's Qualified
                                               Personnel, and Access to such facilities and properties shall be permitted only to a Party's Qualified Personnel and such consultants, agents, contractors, subcontractors and invitees as any Party may select or permit; provided that any consultant, agent, contractor, subcontractor or invitee shall comply with all applicable provisions of this Agreement and the Connection Agreement.

                                    (ii)    Work shall be performed using reasonable precautions to avoid unreasonable interference with the Use and enjoyment of Grantor's property and improvements.

                                     (iii)  Except only as may be specifically provided to the contrary herein,
                                              Grantee shall not be liable for damage, if any, which may be caused by Grantee's normal and reasonable Use of any easement, or right, privilege or license granted hereunder.

                                      (iv) Following completion of the work, Grantee shall restore Grantor's property and improvements to the same or as good a condition as existed before the commencement of the work.

                                      (v)  Any easement and any right, privilege and license granted herein which permits a Grantee to maintain its property, equipment, facilities and appurtenances on the property and improvements owned by Grantor also includes the right to maintain in place on
                                              Grantor's property and improvements any and all wires and cables connecting such property, equipment, facilities, and appurtenances to (i) the devices, machinery and equipment which they measure, regulate and/or control, and (ii) power sources.

                                      (vi) Generator shall be solely responsible for the maintenance of any roads, paths and other means of entry or exit located upon either the
                                              Generator's Real Property or the Pepco Real Property that are commonly utilized by Generator and Pepco, and their respective employees, agents and contractors pursuant to this Agreement or the
                                              Connection Agreement.

                                 (f)        Any easement granted pursuant to Section 2.1(a), (b), (c) or
(d) includes the right to (i) trim, cut, treat and/or remove, by manual, mechanical, and chemical means, any and all trees, brush, structures and other obstructions within the easement area, as well as such trees, brush, structures and vegetation outside of the easement area deemed reasonably necessary or desirable by Pepco for the safe and secure operation of its facilities; and
(ii) obtain Access to Generator's Real Property for the purpose of performing the aforementioned acts.

                       2.6     Rules and Regulations.

Each Party may promulgate rules regulating the conduct of the other Party in the exercise of rights under this Agreement provided such rules and regulations do not unreasonably interfere with or impede the affected Party's rights and easements as set forth herein or in the Connection
Agreement.

                       2.7     No Obstruction.

                                 (a)        No Party hereto shall obstruct the easements or the rights, privileges and licenses granted or created pursuant to this Agreement or render them impassable or unusable in any way or otherwise in any way interfere with the right to the Use and enjoyment of the easements or rights, privileges and licenses granted or created pursuant to this Agreement.

                                 (b)        No Party hereto shall make any changes to the topography
or accesses on or to its respective property, including grading or drainage that could reasonably be expected to adversely affect another Party's facilities, common use drainage systems, or pollution control systems, or the exercise of any right or fulfillment of any obligation in this
Agreement or in the Connection Agreement, without the prior written consent of the other
Party which consent shall not unreasonably be withheld, delayed or conditioned.

               3.     TAXES, ASSESSMENTS AND OTHER CHARGES

                       3.1     Real Estate Taxes. Generator, with respect to the Generator's Real
Property and Pepco, with respect to the Pepco Real Property, shall pay and discharge all of the following ("Real Estate Taxes") whether or not now within the contemplation of the Parties hereto: (i) all real estate taxes, assessments (both general and special), other governmental impositions and charges, taxes, rents, levies and sums of every kind or nature whatsoever, extraordinary as well as ordinary, as shall at any time be imposed by any governmental or public authority on, or become a lien in respect of, the Generator's Real Property or the Pepco Real
Property, as the case may be, or any part thereof, or which may become due and payable with respect thereto, and any and all taxes assessments and charges levied, assessed or imposed upon the Generator's Real Property or the Pepco Real Property, as the case may be, in lieu of or in addition to, the foregoing, under or by virtue of any present or future laws, rules, requirements, orders, directives, ordinances or regulations of the United States of America or of the State or of
any subdivision thereof, or of any lawful governmental authority whatsoever, and any interest or penalties thereon, and (ii) all other taxes (excluding gains, sales and income taxes but including occupancy taxes which are measured by income) measured by ownership of the Generator's Real
Property or the Pepco Real Property, as the case may be. Generator shall pay and discharge all levies and assessments for water, water meter (including any expenses incident to the installation, repair or replacement of any water meter) and sewer and all rents with respect to water and sewer which provide service to the Generator's Real Property.

                       3.2     Personal Property Taxes. Generator and Pepco shall, respectively, pay and discharge all of the following ("Personal Property Taxes") whether or not now within the contemplation of the Parties hereto: all taxes and assessments which shall or may be charged, levied, assessed or imposed upon, or become a lien upon, the personal property of Generator or
Pepco, as the case may be, Used in the operation or in connection with the business conducted at the Generator's Real Property or the Pepco Real Property, as the case may be.

                       3.3     Timing of Payment. Subject to the provisions of Section 3.5,
Generator and Pepco shall each comply with its covenant to pay and discharge all Real Estate
Taxes and Personal Property Taxes by paying all such taxes directly to the appropriate taxing authorities prior to the expiration of the period within which payment is permitted without penalty or interest. Generator and Pepco shall within twenty (20) days of written request of the other Party, produce the most recent official receipts from the appropriate taxing authorities evidencing such payment certified by Generator or Pepco, as the case may be, to the other Party hereto.

                       3.4     Cooperation with Respect to Tax Statements. Generator and Pepco will cooperate with each other in obtaining and/or retaining any tax abatement for which the
Generator's Real Property or Pepco Real Property may be eligible. Upon written request of the
Party seeking an abatement, the other Party or Parties hereto will execute and file any and all documents and instruments reasonably necessary to obtain and retain such abatement, without the assumption of any liabilities or obligations, provided that the Party seeking such abatement shall reimburse the cooperating Party or Parties for any reasonable expenses that such cooperating Party or Parties may incur in connection therewith.

                       3.5     Tax Contests. Generator, with respect to the Generator's Real
Property, and Pepco, with respect to the Pepco Real Property:

                                 (a)        May contest in good faith by appropriate proceedings diligently and continuously conducted, at its or their sole cost and expense, any Real Estate Tax or charge or Personal Property Tax or charge, or similar tax or charge and, where permitted by law, pay the same under protest.

                                 (b)        Shall pay and discharge such contested items as finally
adjudicated or settled, with interest and penalties, and all other charges directed to be paid in or by any such adjudication or settlement.

                                 (c)        May, in its or their sole discretion, consolidate any proceeding to obtain a reduction in the assessed valuation with any similar proceeding or proceedings brought by it or them relating to any one or more other tax years.

                                 (d)        Shall indemnify and hold the non-contesting Party harmless from and against all liability, loss, cost or expense arising out of the contest.

                       3.6     Refunds. Any refunds from any contest undertaken pursuant to
Section 3.5 shall belong wholly to the Party or Parties that paid the tax.

               4.     MECHANICS' LIENS

                       4.1     Notice Regarding Labor and Material. Notice is hereby given that no
Party hereto shall be liable for any labor or materials furnished or to be furnished to or for another Party hereto or to any other persons or entities claiming under such other Party on credit, and that no mechanics' or other lien for any such labor or material furnished to a Party or such other persons or entities shall attach to or affect any property interest of any other Party.

                       4.2     Disposition of Liens.

                                 (a)        Pepco shall forthwith take such action necessary to discharge, remove or satisfy any lien filed against the Generator's Real Property or any portion thereof for any labor or materials furnished or to be furnished for or on behalf of Pepco, or any person or entity holding any portion thereof through or under Pepco.

                                 (b)         Generator shall forthwith take such action necessary to
discharge, remove or satisfy any lien filed against the Pepco Real Property or any portion thereof for any labor or materials furnished or to be furnished for or on behalf of Generator, or any person or entity holding any portion thereof through or under Generator.

                                 (c)        If either Pepco or Generator, as the case may be, shall fail to discharge, remove or satisfy any such lien which it is obligated to discharge, remove or satisfy hereunder within ten (10) days after notice of the existence of the lien has been given to such defaulting Party, the non-defaulting Party or parties may pay the amount of such lien or discharge the same by deposit or bonding, and the amount so paid or deposited, or the premium paid for such bond, with interest at the rate provided for defaults in Section 6.3 hereof, shall be paid by the defaulting Party upon demand to the non-defaulting Party who effected such cure.

                                 (d)        The defaulting Party shall defend, indemnify and save harmless the non-defaulting Party from and against all liability, loss, cost or expense (including reasonable attorneys' fees) arising out of any liens which the defaulting Party is obligated to discharge, remove or satisfy.

               5.     CONDEMNATION

                       5.1     Right to Participate. In the event the Generator's Real Property or the
Pepco Real Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or any agreement with those authorized to exercise such right (any such matter being hereinafter referred to as a "Taking" or property "Taken"), whether such Taking be a permanent taking or a temporary Taking, any person or entity having an interest in the award or awards shall have the right to participate in any such condemnation proceedings or agreement for the purpose of protecting its interest hereunder. Each Party so participating shall pay its own expenses.

                       5.2     Total Taking. A "Total Taking" shall be deemed to have occurred as to the property of any Party (which means the Generator's Real Property, as to Generator, and the Pepco Real Property, as to Pepco) when the entire property of such Party shall be Taken or a substantial part of such property shall be Taken and the untaken portion of the property would, following the completion of restoration, be unsuitable for the operation and the Use thereof in the manner so operated and Used prior to the Taking. Upon a Total Taking, this Agreement shall terminate with respect to the property Taken except with respect to the disposition of the award and this Agreement shall continue with respect to the property not Taken.

                       5.3     Disposition of Award. In the event of a Taking, each Party shall be entitled to share in the awards to the extent of its interest in the property subject to the Taking, and for consequential damages to and dilution of value of the relevant property not so Taken.

                       5.4     Notice of Taking. In the event the Generator's Real Property or the
Pepco Real Property, or any part thereof, shall be the subject of any condemnation proceedings or the subject of any eminent domain proceedings, and if any Party shall receive actual notice of such proceedings, the Party receiving such notice shall notify the other Party of the existence of such proceedings. Such notification shall occur within thirty (30) days of the receipt of such actual notice.

               6.    DEFAULTS

                       6.1     Events of Default. Each and every one of the following events shall constitute an Event of Default ("Event of Default') under this Agreement:

                                 (a)        If a Party fails to make any payment due to a party hereto within twenty (20) days of written demand for such payment;

                                 (b)        If a Party fails, within twenty (20) days of written notice from a
Party, to make any payment due from such Party to any third party and such failure could result in the imposition of a lien or other encumbrance on the property or improvements of a Party, unless the payment of such amount is contested in accordance with Section 3.5 hereof, in which case, the provisions of Section 3.5 shall control; and

                                 (c)        If a Party fails to perform any material non-monetary
obligations hereunder, and said Party fails to cure such default within thirty (30) days of receipt of written notice stating with particularity the nature of the default; provided, however, if such default is of such a nature that it cannot be cured within thirty (30) days following receipt of such notice, an Event of Default shall not have occurred if the defaulting Party shall within such thirty
(30) days commence the necessary cure and shall at all times thereafter diligently and continuously prosecute such cure to completion.

                       6.2     Right of Self Help. A non-defaulting Party may at its election following the occurrence of a non-monetary Event of Default and the thirtieth (30th) day after the receipt of the written notice specified in paragraph 6.1(c) hereof, undertake the cure of such default on behalf of the defaulting Party. A non-defaulting Party is granted an easement to enter upon, through or under the property or improvements of the defaulting Party to effect such cure.
Following the occurrence of an Event of Default involving the payment of money to a person or entity not Party to this Agreement, a non-defaulting Party may make such payment on behalf of the defaulting Party. All monies paid by the non-defaulting Party and all reasonable costs and expenses (including, reasonable attorneys' fees) incurred by it, as the case may be, in effecting such cure or payment, shall be paid by the defaulting Party upon written demand, together with interest from the date of such demand at the rate set forth in Section 6.3. This Section 6.2 shall not limit Pepco's self-help rights pursuant to Section 2.3(b).

                       6.3     Interest. Following the occurrence of an Event of Default involving the nonpayment of money by the defaulting Party to the non-defaulting Party, all monies owed to the non-defaulting party shall bear interest at the rate equal to one and one-half percent (1.5%)
per month accruing on the due date, provided, however, that such late payment charge shall not exceed the maximum charge which may be collected under State law.

                       6.4     Enforcement Rights. In addition to any other rights expressly set forth in this Agreement, but without limitation, enforcement of this Agreement may be had by legal or equitable proceedings against any defaulting Party either to specifically enforce, restrain or enjoin the violation of any restriction, covenant, agreement, term, representation or warranty herein contained or to recover damages. The above notwithstanding, termination of this Agreement shall not be available as a remedy in any proceedings against any defaulting Party.

                       6.5     No Forfeiture. Except by enforcement of a judgment lien against such property, nothing contained in this Agreement shall create any reversion, condition or right of re-entry or other provisions for forfeiture under which any Party can be cut off, subordinated or otherwise disturbed in the possession of its property.

                       6.6     Independent Covenants. None of the rights and easement granted by this Agreement and none of the performances required by this Agreement shall be dependent, upon the performance of any other term, promise, or condition of this Agreement or any documents executed concurrently or in connection with this Agreement, and such rights, easement and requirements or performance shall continue in effect irrespective of whether anything else in this Agreement or such other documents has been breached or has been terminated. The separateness and independent survival of the right, easements and requirements of performance under this Agreement are essential terms hereof without which this Agreement would not have been made.

               7.    INDEMNIFICATION AND INSURANCE

                       7.1     Generator's Indemnification. Generator shall indemnify, hold harmless, and defend Pepco and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between Pepco and a third party or Generator) for damage to property of unaffiliated third parties, injury to or death of any person, including Pepco's employees or any third parties, to the extent caused, by the breach of this Agreement by
Generator or the negligence or willful misconduct of Generator and/or its officers, directors, employees, agents, contractors, subcontractors or invitees arising out of or connected with
Generator's performance of this Agreement, or the exercise by Generator of its rights hereunder.

                       7.2     Pepco's Indemnification. Pepco shall indemnify, hold harmless, and defend Generator and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between Generator and a third party or Pepco) for damage to property of unaffiliated third parties, injury to or death of any person, including Generator's employees or any third parties, to the extent caused by the breach of this Agreement by Pepco or the negligence or willful misconduct of Pepco and/or its officers, directors, employees, agents, contractors, subcontractors or invitees arising out of or connected with Pepco's performance of this
Agreement, or the exercise by Pepco of its rights hereunder.

                       7.3     Survival. The provisions of Sections 7.1 and 7.2 shall survive termination, cancellation, suspension, completion or expiration of this Agreement.

                       7.4     Insurance Coverage. The Parties shall maintain at their own cost the following insurance: (a) standard Commercial General Liability insurance with limitations not less than One Hundred Million Dollars ($100,000,000.00) in the aggregate; (b) All-Risk Property insurance in amounts not less than one hundred percent (100%) of the full replacement cost of the improvements located upon each Party's real property; (c) Worker's compensation insurance as required by prevailing law and Employer's liability insurance with limits of not less than
Twenty-five Million Dollars ($25,000,000.00); and (d) such other insurance as is customary in the electric utility industry.

                       7.5     Certificate of Insurance. The Parties agree to furnish each other with certificates of insurance evidencing the insurance coverage obtained in accordance with this
Article 7, and the Parties agree to notify and send copies to the other of any policies maintained hereunder upon written request by a Party. Each Party must notify the other Party within five
(5) business days of receiving notice of cancellation, change, amendment or renewal of any insurance policy required pursuant to Section 7.4 above.

                       7.6     Additional Insureds and Waiver. Each Party and its affiliates shall be named as additional insureds on the general liability insurance policies obtained in accordance with Section 7.4, above, as regards liability under this Agreement; and each general liability insurance policy shall contain a waiver of subrogation and each Party shall waive its rights of recovery against the other for any loss or damage covered by such policy.

               8.    MISCELLANEOUS

                       8.1     Effective Date. This Agreement will be effective on the Closing Date pursuant to the Asset Sale Agreement (the "Effective Date").

                       8.2     Exhibits. All exhibits attached to this Agreement are part of this
Agreement and the material contained in such exhibits shall be construed and interpreted as if contained within the text of the Agreement.

                       8.3     Headings. The Article and Section headings of this Agreement are for convenience and reference only and in no way define, limit or describe the scope and intent of this Agreement, nor in any way affect this Agreement.

                       8.4     Interpretation. When a reference is made in this Agreement to an
Article, Section, Schedule or Exhibit, such reference shall be to an Article or Section of, or
Schedule or Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes"
or "including" are used in this Agreement, they shall be deemed to be followed by the words
"without limitation" or equivalent words. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument, statute, regulation, rule or order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, statute, regulation, rule or order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. Each Party acknowledges that it has been represented by counsel in connection with the review and execution of this Agreement and, accordingly, there shall be no presumption that this Agreement or any provision hereof be construed against the
Party that drafted this Agreement.

                       8.5     GOVERNING LAW. EXCEPT WITH RESPECT TO THE
CREATION, PERFECTION AND ENFORCEMENT OF THE REAL PROPERTY
INTERESTS CREATED HEREUNDER, WHICH SHALL BE GOVERNED AND
CONSTRUED BY THE LAWS OF THE STATE, THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
DISTRICT OF COLUMBIA EXCLUSIVE OF ITS CHOICE OF LAW RULES.

                       8.6     Entire Agreement. This Agreement, the Asset Sale Agreement, the
Confidentiality Agreement (as defined in the Asset Sale Agreement) and the Ancillary
Agreements (as defined in the Asset Sale Agreement) including the Exhibits, Schedules, documents, certificates and instruments referred to herein or therein and other contracts, agreements and instruments contemplated hereby or thereby, embody the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement.
There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein or therein.

                       8.7     Amendment and Modification, Extension, Waiver. This Agreement
may be amended, modified or supplemented only by an instrument in writing signed on behalf of each of the Parties. Either Party may (i) extend the time for the performance of any of the obligations or other acts of the other Party, (ii) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or (iii) waive compliance by the other
Party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of a Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                       8.8     Binding Effect. The covenants, conditions, restrictions,
encumbrances, easements, license and agreements set forth in this Agreement shall attach to, burden, and run with the land and the Generator's Real Property and the Pepco Real Property or
the applicable portion or portions thereof, and shall be appurtenant to the Generator's Real
Property or the Pepco Real Property, as appropriate and, together with the remainder of this
Agreement, shall be binding upon the Parties hereto and their respective successors, assigns, grantees, transferees and tenants and, together with the remainder of this Agreement, shall inure to the benefit and Use of the Parties hereto and their respective heirs, successors, assigns, grantees, transferees and tenants. Each Grantee of any portion of or interest in the property and each mortgagee which succeeds to the fee simple ownership of any portion of the property shall be deemed, by the acceptance of the deed conveying fee simple title to such person, to have agreed to perform each and every undertaking created hereunder attributable to the portion of the property in which such Grantee or mortgagee has acquired an interest.

                       8.9     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       8.10     Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.
Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                       8.11     Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (as of the time of delivery or, in the case of a telecopied communication, of confirmation) if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                        if to Pepco, to:

                                   Potomac Electric Power Company
                                   1900 Pennsylvania Avenue, N.W.
                                   Washington, D.C. 20068
                                   Telecopier: (202) 261-7889
                                   Attention: William T. Torgerson, General Counsel

                        with a copy to:

                                   Dickstein Shapiro Morin & Oshinsky LLP
                                   2101 L Street, N.W.
                                   Washington, D.C. 20037
                                   Telecopy No.: (202) 887-0689
                                   Attention: Kenneth M. Simon, Esq.

                         if to Generator, to:

                                   c/o Production Service Center
                                   8711 Westphalia Road
                                   Upper Marlboro, MD 20774
                                   Telecopier: (301) 669-8030
                                   Attention: Richard Koch, Chief Operations Officer

                         with a copy to:

                                   Troutman Sanders LLP
                                   401 9th Street, N.W., Suite 1000
                                   Washington, DC 20004
                                   Telecopier: (202) 274-2994
                                   Attention: Benjamin L. Israel, Esq.

The names, titles and addresses of either Party in this section may be changed by written notification to the other Party.

                       8.12     Independent Contractor Status. Nothing in this Agreement shall be construed as creating any relationship between Pepco and Generator other than that of independent contractors.

                       8.13     Conflicts. Except with respect to the amendments, indemnification, liability, default and remedies provisions contained herein or as otherwise expressly provided herein, in the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Asset Sale Agreement, the terms of the Asset Sale Agreement shall prevail.

              The representations, covenants and warranties, if any, made by Pepco herein are made solely by Potomac Electric Power Company, and not by The Bank of New York, as Trustee, and
The Bank of New York, as Trustee, joins in the execution and delivery hereof solely in order to effect the release of the above-described rights upon the Pepco Real Property and the Retained
Assets from the lien of the Mortgage Bonds and the Mortgages and Deeds of Trust, each dated
July 1, 1936, as amended and supplemented. Pursuant to that certain Agreement of Resignation,
Appointment and Acceptance dated as of September 29, 1997, by and among Pepco, The Riggs
National Bank of Washington, D.C. ("Riggs") and the Trustee, the Trustee is the successor to
Riggs, the original trustee under the Mortgage Bonds and Mortgages and Deeds of Trust.

               IN WITNESS WHEREOF, Pepco and Generator have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                                                  POTOMAC ELECTRIC POWER COMPANY

                                                                  By:_________________________________
                                                                  Name:______________________________
                                                                  Title:_______________________________

                                                                  SOUTHERN ENERGY CHALK POINT, LLC

                                                                  By:_________________________________
                                                                  Name: ______________________________
                                                                  Title:________________________________

                                                                  SOUTHERN ENERGY PINEY POINT, LLC

                                                                  By:_________________________________
                                                                  Name: ______________________________
                                                                  Title:_______________________________

                                                                  THE BANK OF NEW YORK

                                                                  By:________________________________
                                                                  Name:______________________________
                                                                  Title:_______________________________

STATE OF                            )
                                                ) SS:
COUNTY OF                        )

BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

____________________________

                                                                                  Notary Public
                                                                                  My Commission Expires:

STATE OF                            )
                                                ) SS:
COUNTY OF                        )

BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

____________________________

                                                                                  Notary Public
                                                                                  My Commission Expires:

STATE OF                            )
                                                ) SS:
COUNTY OF                        )

BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

____________________________

                                                                                  Notary Public
                                                                                  My Commission Expires:

STATE OF                            )
                                                ) SS:
COUNTY OF                        )

BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

____________________________

                                                                                  Notary Public
                                                                                  My Commission Expires:

STATE OF                            )
                                                ) SS:
COUNTY OF                        )

BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

____________________________

                                                                                  Notary Public
                                                                                  My Commission Expires:

STATE OF                            )
                                                ) SS:
COUNTY OF                        )

BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

____________________________

                                                                                  Notary Public
                                                                                  My Commission Expires:

STATE OF                            )
                                                ) SS:
COUNTY OF                        )

BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

____________________________

                                                                                  Notary Public
                                                                                  My Commission Expires:

                                                                     Schedule 1.1
                                                                       Definitions

"Access" means, subject to the conditions set forth in this Agreement and a Party's right to impose reasonable security and safety restrictions protecting its officers, employees, agents, consultants, contractors, subcontractors, invitees, property and confidential information, full and unimpeded access, in common with Grantor over and through existing roads, paths, walkways, corridors, hallways, doorways, and other means of entry or exit, as exist now and from time to time on Grantor's property or, where no means of access exists, over and through those areas of Grantor's property or improvements which are (i) reasonably necessary or convenient for achieving Grantee's underlying purposes, and (ii) least likely, out of the alternatives reasonably available, to impede or damage the property or operation of any Party hereto. Access shall also include access and right-of-way for Grantee's employees, agents, consultants, contractors, subcontractors, vehicles, trucks, trailers, heavy machinery, equipment, materials, and all other items reasonably necessary or convenient for achieving Grantee's underlying purposes.

"Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and
Regulations under the Securities Exchange Act of 1934.

"Agreement" means this Easement, License and Attachment Agreement.

"Asset Sale Agreement" has the meaning set forth in the first recital of this
Agreement, as such Asset Sale Agreement may be amended or modified.

"Connection Agreement" means the Interconnection Agreement (Chalk Point), dated as of December ____, 2000, between Pepco and Generator.

"Distribution of Electric Current" means local transmission and distribution of electricity to Pepco's end users.

"Distribution Facilities" means towers, lines of towers, poles, lines of poles, supporting structures, cables, crossarms, overhead and underground wires, guys, braces, ducts, conduits, cables, anchors, lightning protective wires, and all related above-ground and underground facilities, appurtenances and equipment, including all additions, replacements and expansions thereto, now or hereafter installed or located on the Generator's Real Property for Distribution of
Electric Current. Distribution Facilities do not include Transmission Facilities.

"Effective Date" has the meaning set forth in Section 8.l.

"FERC" means the Federal Energy Regulatory Commission or its successors.

"Generating Facilities" means the Station and any additional generating plants, turbines or other generating facilities constructed by Generator after the Effective Date at the site of the Station.

"Generator" shall have the meaning set forth in the introductory paragraph of this
Agreement and shall include its permitted successors and assigns.

"Generator's Real Property" means the real property described in Exhibit A, and any improvements or betterments thereto now or hereinafter situated thereon

"Good Utility Practice" shall have the meaning given it by the Connection
Agreement.

"Grantee" means the Party or Parties who enjoy the principal benefit of the referenced easement, license, right (including attachment rights) privilege or right-of-way.

"Grantor" means the owner or owners of the property and/or improvement granting the referenced easement, license, right (including attachment rights), privilege or right-of-way.

"Interconnection Service" shall have the meaning given it by the Connection
Agreement.

"Party" or "Parties" shall have the meaning set forth in the introductory paragraph of this Agreement.

"Pepco" shall have the meaning set forth in the introductory paragraph of this
Agreement and shall include its permitted successors and assigns.

"Pepco Real Property" means the real property described in Exhibit B, and any improvements or betterments thereto now or hereinafter situated thereon.

"Qualified Personnel" means individuals who possess any required licenses and trained for their positions and duties by Generator and/or Pepco pursuant to Good Utility Practice.

"State" means the State of Maryland.

"Station" means the Chalk Point Station as defined in the Asset Sale Agreement.

"Transmission of Electric Current" means the transmission of such current typically over long distances and at voltages not commonly used for service to end use customers.

"Transmission Facilities" means towers, lines of towers, poles, lines of poles, supporting structures, cables, crossarms, overhead and underground wires, guys, braces, ducts, conduits, cables, anchors, lightning protective wires, and all related above-ground and underground facilities, appurtenances and equipment, including all additions, replacements and expansions thereto, now or hereafter installed or located on the Generator's Real Property and/or which Pepco may reasonably require now and from time Property for the Transmission of Electric Current. Transmission Facilities do not include Distribution
Facilities.

"Transmission System" shall have the meaning set forth in the Connection
Agreement.

"Use" means to operate, maintain, repair, upgrade, clean, install, add to, alter, remove, inspect, construct, modify, restore, rebuild, replace, relocate and expand (but if any such addition, relocation or expansion would unreasonably or materially burden Grantor's Property, in each case, the express, prior written consent of Grantor shall be required, which consent shall not unreasonably be withheld, delayed or conditioned) (all of the foregoing to be in accordance with Good Utility Practice).

LIST OF EXHIBITS

Exhibit A - Generator's Real Property

Exhibit B - Pepco Real Property

Exhibit C - Easement for Electrical Connections between Switchyard and Combustion Turbine-Generator

Exhibit D - Easement for 69 kV Lines

Exhibit E - Easement for Oil Pipeline on Pepco Real Property

Exhibit F - Easement for Oil Pipeline on Retained Assets

Exhibit G - Easement for Railroad Track Crossing Area

                                                                                                                     EXHIBIT A-3

                                                                                                                     EXECUTION COPY

AFTER RECORDING PLEASE RETURN TO:
Commercial Settlements, Inc.
Suite 300
Washington, D.C. 20005
Attention: David Nelson

EASEMENT, LICENSE AND ATTACHMENT AGREEMENT
(Morgantown Station)

THIS EASEMENT, LICENSE AND ATTACHMENT AGREEMENT (the
"Agreement"), is dated as of December ___, 2000, and is entered into by and between
SOUTHERN ENERGY MID-ATLANTIC, LLC, a limited liability company organized and existing under the laws of the State of Delaware and having an office at 8711 Westphalia Road,
Upper Marlboro, MD 20774 ("Generator"), SOUTHERN ENERGY PINEY POINT, LLC, a
limited liability company organized and existing under the laws of the State of Delaware and having an office at 8711 Westphalia Road, Upper Marlboro, MD 20774 ("SEPP) and
POTOMAC ELECTRIC POWER COMPANY, a District of Columbia and Virginia corporation and having an office at 1900 Pennsylvania Avenue, N.W., Washington, DC 20068 ("Pepco") and
The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New York, as successor to The Riggs National Bank of Washington, D.C. as
Trustee under the Mortgage and Deed of Trust dated July 1, 1936 made by Potomac Electric
Power Company, as amended and supplemented (which original Mortgage and Deed of Trust is recorded among the Land Records of Charles County, Maryland in Liber No. 77, Folio 1).
Generator and Pepco may hereinafter be referred to individually as a "Party" and collectively as the "Parties."

RECITALS

              A.     Southern Energy, Inc., a Delaware corporation (the "Buyer"), and Pepco have entered into an Asset Purchase and Sale Agreement for Generating and Related Assets (as
amended from time to time, the "Asset Sale Agreement"), dated June 7, 2000, for the sale of
Pepco's generating station known as the Morgantown Station (as defined in the Asset Sale
Agreement). The Buyer has assigned certain of its rights and obligations under the Asset Sale
Agreement relating to the Morgantown Station to Generator and to SEPP in accordance with
Section 12.5 of the Asset Sale Agreement.

              B.     The Morgantown Station is located on that certain parcel of real property which has been conveyed by Pepco to Generator pursuant to the Asset Sale Agreement by virtue of a deed recorded immediately prior hereto and is more particularly described in Exhibit "A"
attached hereto (the "Generator's Real Property"). SEPP owns the oil pipeline referenced in
Section 2.3(a)(i) and (ii) hereof.

              C.     Pepco intends to continue to operate its transmission and distribution business on and from that certain parcel of real property adjoining the Generator's Real Property, which parcel has been retained by Pepco following the conveyances contemplated by the Asset Sale
Agreement, and is more particularly described in Exhibit "B" attached hereto (the "Pepco Real
Property").

              D.     Pepco will continue to own and operate certain personal property assets used in the conduct of its transmission and distribution business which are located upon the Generator's Real
Property, and Pepco requires Access (as defined below) to, and certain other rights with respect to, the Generator's Real Property in connection therewith. Generator, in the operation and conduct of its generation business, will require Access to, and certain other rights with respect to, the Pepco Real Property. Furthermore, Pepco and Generator have entered into an
Interconnection Agreement (the "Connection Agreement"), dated as of December ___, 2000, pursuant to which Pepco has agreed to provide certain Interconnection Service to Generator required for Generator's conduct of its generation business at Morgantown Station.

              E.     In order for the Parties each to (i) enjoy the full benefit of their respective property rights, real or personal, and conduct their respective businesses thereat (ii) fulfill legal requirements, and (iii) comply with their respective agreements under the Connection
Agreement, each Party requires certain easements, licenses, rights-of-way and/or attachment rights in, on, over and above, or with respect to, real and or personal property of the other Party.

AGREEMENT

              NOW, THEREFORE, the Parties, in consideration of the mutual covenants and agreements contained herein and in the Asset Sale Agreement and the Connection Agreement,
and for other good and valuable consideration, the receipt whereof and sufficiency of which are hereby acknowledged, each intending to be legally bound and to bind their respective successors and assigns, hereby mutually agree as follows:

              1.     DEFINITIONS

                     1.1      Definitions. Any capitalized terms which are used but not defined in the body of this Agreement shall have the meanings given to such terms in the attached
Schedule 1.1.

              2.     EASEMENTS

                     2.1      Grant of Easements to Pepco. Generator does hereby give, grant, bargain, sell, assign and convey unto Pepco, the following easements on the
Generator's Real Property for the following purposes:

                              (a)     A ten (10) foot wide easement, as more particularly described in Exhibit
"C" attached hereto, for the connection and extension of overhead and underground utility facilities and other equipment and facilities utilized in connection with the transmission and distribution business of Pepco (as now or hereafter conducted) and other functions as Pepco may determine from time to time.

                              (b)     An easement for the Use, operation and maintenance of the Retained
Assets (as described in the Asset Sale Agreement) located upon the Generator's Real Property and any other equipment of any nature or kind retained by Pepco and located upon the
Generator's Real Property, together with any other equipment used in connection with the foregoing (together with replacements thereof and substitutions therefor).

                              (c)     An easement which enables Pepco to keep and maintain in their present locations, and operate, any Transmission Facilities, Distribution Facilities and other assets owned by Pepco and located upon the Generator's Real Property, together with an easement for all purposes reasonably deemed necessary or convenient by Pepco to exercise any right or fulfill any obligation under the Connection Agreement, including the right to Use any improvements constructed, maintained or installed in connection therewith.

                              (d)     An easement of Access to those certain generating buildings (and any replacements thereof) located upon the Generator's Real Property in and upon which certain of
Pepco's Distribution Facilities and Transmission Facilities are located. Such easement shall include, without limitation, the right to have keys, access codes or other access methods necessary to enter any of such generating buildings. Furthermore, the exercise of the easement right set forth in this subparagraph shall be subject to the provisions of the Connection
Agreement including, without limitation, Section 3.3 thereof.

                              (e)     An easement of Access to the Generator's Real Property for the purposes of exercising any of the rights granted in this Section 2.l, in Section 2.3(b)(viii) hereof, in the Connection Agreement or the Asset Sale Agreement.

                              (f)     An easement of Access to, and the right to use, the parking lots, access roads, driveways and other such facilities located upon the Generator's Real Property, together with the right to use the railroad lines and railroad spurs located upon the Generator's Real
Property (such railroad lines and railroad spurs, "Generator's Rail Facilities") for the transportation of machinery and/or similar uses; provided, however, that the easement of access to Generator's Rail Facilities shall require Generator's prior consent, such consent not to be unreasonably withheld.

                              (g)     Pepco's exercise of the rights, easements, privileges and licenses granted to it pursuant to this Section 2.1 shall be limited to Qualified Personnel or employees of contractors employed by Pepco who, in either event, are under Pepco's and/or its contractors'
direct supervision and whose duties include, or who are engaged for the purpose of, Use of the rights granted pursuant to this Section 2.1.

                              (h)     The easements granted pursuant to this Section 2.1 shall expressly include Pepco's right to lease, license or otherwise permit Affiliates or third parties to use Pepco's facilities upon such terms and for such purposes as Pepco may determine from time to time, subject to the terms and conditions of this Agreement.

                     2.2     Reservation by Generator of Certain Rights. Generator reserves to itself, from the easements granted pursuant to Section 2.1 hereof, the following rights, subject, however, to the provisions of the final paragraph of this Section 2.2:

                              (a)     the right to (i) keep and maintain Generator's Real
Property and all improvements and facilities owned by Generator and located upon the
Generator's Real Property in their present locations, and (ii) operate and maintain all improvements and facilities owned by Generator and located upon the Generator's Real
Property in a manner consistent with past practice; and

                              (b)     the right to have Access to all portions of the Generator's Real
Property for all purposes deemed reasonably necessary or convenient by Generator in the operation and conduct of its generation business or in order to perform any act permitted, or fulfill any obligation of Generator, under the Connection Agreement, including maintenance of the Generator's Real Property in the manner described in the Connection Agreement.

                              (c)     Generator's exercise of the rights reserved to Generator in this
Section 2.2, and the rights, privileges and licenses granted to Generator in Section 2.3 shall be exclusively limited to Qualified Personnel or employees of contractors employed by Generator who, in either event, are under Generator's and/or its contractors' direct supervision and whose duties include, or who are engaged for the purpose of, Use of the property described in clause (a)
of this Section.

                     2.3     Grant of Easements, Right, Privilege and License from Pepco to
Generator.

                              (a)     Pepco does hereby grant to Generator (and to SEPP, but only as to the easement for the operation and maintenance of the existing oil pipeline on, under and across the Retained Assets referenced in subparagraphs (i) and (ii) below) the following easements, rights, privileges and licenses on and with respect to the Pepco Real Property:

                                       (i)      An easement, as described on Exhibit "D" attached
hereto, for the operation and maintenance of an existing oil pipeline (to be used solely for the transmission of oil) on, under and across Pepco Real Property at two (2) locations.

                                        (ii)    An easement, as described on Exhibit "E" attached
hereto, for the operation and maintenance of an existing oil pipeline (to be used solely for the transmission of oil) on, under and across the Retained Assets.

                                       (iii)   An easement which enables Generator to keep and
maintain in their present locations, and operate, any Generating Facilities and other assets owned by Generator and located upon the Pepco Real Property.

                                       (iv)    An easement of Access to and upon the Pepco Real
Property for the purposes of exercising any of the rights granted in the Connection
Agreement or the Asset Sale Agreement.

                                       (v)     An easement, as described in Exhibit "F" attached hereto,
for the operation and maintenance of an existing railroad track on and across the Pepco Real
Property at two (2) locations.

                              (b)     In addition, but without limitation of Generator's rights
pursuant to the Connection Agreement, Pepco agrees to make available to Generator
(at no cost to Generator, except as provided below) Pepco's master station voltage control equipment (the "Equipment") located at Morgantown Station upon the Generator's Real
Property during the term of this Agreement, subject to the following terms and conditions, and Generator agrees to comply with such terms and conditions:

                                       (i)      Generator's operation of the Equipment shall at all
times be subject to that certain Agreement of Sale and Lease dated as of November 30, 1994 between NationsBank Trust Company, National Association and Pepco (the "Control Center
Lease"), and Generator shall comply with the terms and conditions thereof with respect to the use of the Equipment (including keeping the Equipment free and clear of any liens, claims or encumbrances of whatever nature, and identifying the Equipment as being owned by Pepco, and shall not modify, alter, remove or add to the Equipment);

                                       (ii)     Generator shall operate and maintain the Equipment
in accordance with Good Utility Practice;

                                       (iii)   Generator shall be responsible for all operating, repair
and maintenance costs, taxes and the like with respect to the Equipment, and shall reimburse
Pepco promptly upon invoicing for any such costs paid by Pepco;

                                       (iv)    Generator's Access to the Equipment shall be in
accordance with this Agreement;

                                       (v)     Generator's right to operate the Equipment shall
terminate in the event of actual or constructive loss of the Equipment, damage rendering the
Equipment beyond repair or unfit for normal use, the condemnation or seizure of the Equipment, the obsolescence of the Equipment or the material breach by Generator of any of its covenants in this Section 2.3(b);

                                       (vi)    Pepco shall have no obligation to Generator with respect
to the Equipment other than to permit Access to and operation of the Equipment in accordance with this Section 2.3(b);

                                       (vii)   The obligations of Generator under Section 7.4
(maintenance of liability insurance coverage) and Section 7.1 (indemnification) shall be applicable to the Equipment; and

                                       (viii)   Pepco shall have Access to the Equipment for purposes
of complying with the terms and conditions of the Control Center Lease and as necessary to perform any of the obligations of Generator pursuant to this subparagraph (b) above to the extent the same are not timely performed by Generator.

                     2.4     General Scope of Easements.

                              (a)     Except as otherwise provided in Sections 2.2 and 2.3 above and Section 2.4(b) below, each easement and each right, privilege and license granted hereby is and shall be a perpetual grant, transfer, conveyance and right of Access to and
Use (subject to the terms of this Agreement) to the Grantee thereof and to any future owner of the real property, improvements and facilities benefited thereby. Notwithstanding the foregoing, all easements, rights, privileges and licenses granted by this Agreement are and shall be subject to the terms and conditions of the Connection Agreement, and in the event of any inconsistency between the terms and conditions of the Connection
Agreement and the terms of this Agreement, the terms of the Connection Agreement shall control.

                              (b)     Any easement or right, privilege and license granted hereunder for purposes of enabling a Party to exercise any right or fulfill any obligation set forth in the
Connection Agreement will continue for the term of the Connection Agreement, and thereafter if and to the extent that the right or obligation (i) shall by its express terms survive the termination or expiration of the Connection Agreement or (ii) is necessary for the conduct of business by Grantee. In the event of the termination or expiration of an easement or right, privilege and license granted hereunder for purposes of enabling a Grantee to exercise any right or fulfill any obligation set forth in the Connection Agreement, all equipment and facilities installed or maintained by such Grantee on the real property of the other Party pursuant to said terminated or expired easement or right, privilege and license shall, at the request of the other Party, be removed at the sole cost and expense of such Grantee, and such
Grantee shall, at its sole cost and expense repair any damage to the real property and/or equipment and facilities of the other Party damaged as a result of such removal.

                              (c)     All equipment and facilities installed or maintained by
Grantee pursuant to an easement or right, privilege and license granted hereunder shall be maintained by Grantee in accordance with Good Utility Practice and the Connection
Agreement, and Grantee shall make all repairs and replacements necessary to keep such equipment and facilities in such condition.

                              (d)     Generator may not Use any portion of Generator's Real
Property burdened by any easement, right or privilege granted to Pepco hereunder if such
Use would materially adversely affect the Use and enjoyment by Pepco of the rights granted to it hereunder, or materially increase the costs or risks associated with such Use.

                              (e)     All easements granted herein shall be deemed easements
appurtenant to the parcel of real property benefited thereby and shall run with such real property and shall be deemed covenants running with the real property burdened thereby.

                     2.5      Interpretation. The following shall apply in interpreting any easement and any right, privilege and license granted pursuant to this Agreement:

                              (a)     Each easement and each right, privilege and license granted herein is irrevocable except by written agreement of the parties.

                              (b)     With respect to any easement created by this Agreement,
the words "in," "upon," "to," "on," "over," "above," "through" and/or "under" shall be interpreted to include all of such terms.

                              (c)     Each easement and each right, privilege and license granted herein may be enjoyed without charge or fee to Grantee of the easement.

                              (d)     Each easement and each right, privilege and license granted herein is also a grant of the additional right of Access over Grantor's property to accomplish the purpose of such easement or right, privilege and license, to perform any obligations hereunder or in the Connection Agreement, and to comply with any legal requirements affecting Grantee or its property and/or improvements.

                              (e)     Exercise of any easement or any right, privilege and license granted hereunder permitting or requiring maintenance, repairs, alteration, restoration, rebuilding, construction, upgrading, cleaning, installation, removal, modification, replacement, expansion, or other work by Grantee upon the property or improvements of Grantor shall be subject to the following conditions:

                                       (i)      Work upon the facilities and properties of either Party
                                       subject to this Agreement shall be permitted only to each
                                       Party's Qualified Personnel, and Access to such facilities and properties shall be permitted only to a Party's Qualified
                                       Personnel and such consultants, agents, contractors,
                                       subcontractors and invitees as any Party may select or permit;
                                       provided that any consultant, agent, contractor, subcontractor or invitee shall comply with all applicable provisions of this
                                       Agreement and the Connection Agreement.

                                       (ii)    Work shall be performed using reasonable precautions to avoid unreasonable interference with the Use and enjoyment of Grantor's property and improvements.

                                       (iii)   Except only as may be specifically provided to the contrary herein, Grantee shall not be liable for damage, if any, which may be caused by Grantee's normal and reasonable Use of any easement, or right, privilege or license granted hereunder.

                                       (iv)    Following completion of the work, Grantee shall restore Grantor's property and improvements to the same or as good a condition as existed before the commencement of the work.

                                       (v)     Any easement and any right, privilege and license granted herein which permits a Grantee to maintain its property, equipment, facilities and appurtenances on the property and improvements owned by Grantor also includes the right to maintain in place on Grantor's property and improvements any and all wires and cables connecting such property, equipment, facilities, and appurtenances to (i) the devices, machinery and equipment which they measure, regulate and/or control, and (ii)
                                       power sources.

                                       (vi)    Generator shall be solely responsible for the maintenance of any roads, paths and other means of entry or exit located upon either the
                                       Generator's Real Property or the Pepco Real Property that are commonly utilized by Generator and Pepco, and their respective employees, agents and contractors pursuant to this Agreement or the Connection
                                       Agreement.

                              (f)      Any easement granted pursuant to Section 2.1(a), (b) or (c) includes the right to (i) trim, cut, treat and/or remove, by manual, mechanical, and chemical means, any and all trees, brush, structures and other obstructions within the easement area, as well as such trees, brush, structures and vegetation outside of the easement area deemed reasonably necessary or desirable by Pepco for the safe and secure operation of its facilities; and (ii) obtain Access to
Generator's Real Property for the purpose of performing the aforementioned acts.

                     2.6      Rules and Regulations.

          Each Party may promulgate rules regulating the conduct of the other Party in the exercise of rights under this Agreement provided such rules and regulations do not unreasonably interfere with or impede the affected Party's rights and easements as set forth herein or in the Connection
Agreement.

                     2.7     No Obstruction.

                              (a)      No Party hereto shall obstruct the easements or the rights, privileges and licenses granted or created pursuant to this Agreement or render them impassable or unusable in any way or otherwise in any way interfere with the right to the Use and enjoyment of the easements or rights, privileges and licenses granted or created pursuant to this Agreement.

                              (b)No Party hereto shall make any changes to the topography or accesses on or to its respective property, including grading or drainage that could reasonably be expected to adversely affect another Party's facilities, common use drainage systems, or pollution control systems, or the exercise of any right or fulfillment of any obligation in this Agreement or in the
Connection Agreement, without the prior written consent of the other Party which consent shall not unreasonably be withheld, delayed or conditioned.

             3.      TAXES, ASSESSMENTS AND OTHER CHARGES

                    3.1     Real Estate Taxes. Generator, with respect to the Generator's Real Property and Pepco, with respect to the Pepco Real Property, shall pay and discharge all of the following
("Real Estate Taxes") whether or not now within the contemplation of the Parties hereto: (i) all real estate taxes, assessments (both general and special), other governmental impositions and charges, taxes, rents, levies and sums of every kind or nature whatsoever, extraordinary as well as ordinary, as shall at any time be imposed by any governmental or public authority on, or become a lien in respect of, the Generator's Real Property or the Pepco Real Property, as the case may be, or any part thereof, or which may become due and payable with respect thereto, and any and all taxes assessments and charges levied, assessed or imposed upon the Generator's Real Property or the Pepco Real Property, as the case may be, in lieu of or in addition to, the foregoing, under or by virtue of any present or future laws, rules, requirements, orders, directives, ordinances or regulations of the United States of America or of the State or of any subdivision thereof, or of any lawful governmental authority whatsoever, and any interest or penalties thereon, and (ii) all other taxes (excluding gains, sales and income taxes but including occupancy taxes which are measured by income) measured by ownership of the Generator's Real Property or the Pepco Real
Property, as the case may be. Generator shall pay and discharge all levies and assessments for water, water meter (including any expenses incident to the installation, repair or replacement of any water meter) and sewer and all rents with respect to water and sewer which provide service to the Generator's Real Property.

                    3.2     Personal Property Taxes. Generator and Pepco shall, respectively, pay and discharge all of the following ("Personal Property Taxes") whether or not now within the contemplation of the Parties hereto: all taxes and assessments which shall or may be charged, levied, assessed or imposed upon, or become a lien upon, the personal property of Generator or
Pepco, as the case may be, Used in the operation or in connection with the business conducted at the Generator's Real Property or the Pepco Real Property, as the case may be.

                    3.3     Timing of Payment. Subject to the provisions of Section 3.5, Generator and
Pepco shall each comply with its covenant to pay and discharge all Real Estate Taxes and
Personal Property Taxes by paying all such taxes directly to the appropriate taxing authorities prior to the expiration of the period within which payment is permitted without penalty or interest. Generator and Pepco shall within twenty (20) days of written request of the other Party, produce the most recent official receipts from the appropriate taxing authorities evidencing such payment certified by Generator or Pepco, as the case may be, to the other Party hereto.

                    3.4     Cooperation with Respect to Tax Statements. Generator and Pepco will cooperate with each other in obtaining and/or retaining any tax abatement for which the
Generator's Real Property or Pepco Real Property may be eligible. Upon written request of the
Party seeking an abatement, the other Party or Parties hereto will execute and file any and all documents and instruments reasonably necessary to obtain and retain such abatement, without the assumption of any liabilities or obligations, provided that the Party seeking such abatement shall reimburse the cooperating Party or Parties for any reasonable expenses that such cooperating Party or Parties may incur in connection therewith.

                     3.5     Tax Contests. Generator, with respect to the Generator's Real Property, and
Pepco, with respect to the Pepco Real Property:

                             (a)     May contest in good faith by appropriate proceedings diligently and continuously conducted, at its or their sole cost and expense, any Real Estate Tax or charge or
Personal Property Tax or charge, or similar tax or charge and, where permitted by law, pay the same under protest.

                             (b)     Shall pay and discharge such contested items as finally adjudicated or settled, with interest and penalties, and all other charges directed to be paid in or by any such adjudication or settlement.

                             (c)     May, in its or their sole discretion, consolidate any proceeding to obtain a reduction in the assessed valuation with any similar proceeding or proceedings brought by it or them relating to any one or more other tax years.

                             (d)     Shall indemnify and hold the non-contesting Party harmless from and against all liability, loss, cost or expense arising out of the contest.

                     3.6     Refunds. Any refunds from any contest undertaken pursuant to Section 3.5 shall belong wholly to the Party or Parties that paid the tax.

             4.      MECHANICS' LIENS

                     4.1     Notice Regarding Labor and Material. Notice is hereby given that no Party hereto shall be liable for any labor or materials furnished or to be furnished to or for another
Party hereto or to any other persons or entities claiming under such other Party on credit, and that no mechanics' or other lien for any such labor or material furnished to a Party or such other persons or entities shall attach to or affect any property interest of any other Party.

                     4.2     Disposition of Liens.

                             (a)     Pepco shall forthwith take such action necessary to discharge, remove or satisfy any lien filed against the Generator's Real Property or any portion thereof for any labor or materials furnished or to be furnished for or on behalf of Pepco, or any person or entity holding any portion thereof through or under Pepco.

                             (b)     Generator shall forthwith take such action necessary to
discharge, remove or satisfy any lien filed against the Pepco Real Property or any portion thereof for any labor or materials furnished or to be furnished for or on behalf of Generator, or any person or entity holding any portion thereof through or under Generator.

                             (c)     If either Pepco or Generator, as the case may be, shall fail to discharge, remove or satisfy any such lien which it is obligated to discharge, remove or satisfy hereunder within ten (10) days after notice of the existence of the lien has been given to such defaulting Party, the non-defaulting Party or parties may pay the amount of such lien or discharge the same by deposit or bonding, and the amount so paid or deposited, or the premium paid for such bond, with interest at the rate provided for defaults in Section 6.3 hereof, shall be paid by the defaulting Party upon demand to the non-defaulting Party who effected such cure.

                             (d)     The defaulting Party shall defend, indemnify and save harmless the non-defaulting Party from and against all liability, loss, cost or expense (including reasonable attorneys' fees) arising out of any liens which the defaulting Party is obligated to discharge, remove or satisfy.

             5.      CONDEMNATION

                     5.1     Right to Participate. In the event the Generator's Real Property or the
Pepco Real Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or any agreement with those authorized to exercise such right (any such matter being hereinafter referred to as a "Taking" or property "Taken"), whether such Taking be a permanent taking or a temporary Taking, any person or entity having an interest in the award or awards shall have the right to participate in any such condemnation proceedings or agreement for the purpose of protecting its interest hereunder. Each Party so participating shall pay its own expenses.

                     5.2     Total Taking. A "Total Taking" shall be deemed to have occurred as to the property of any Party (which means the Generator's Real Property, as to Generator, and the Pepco Real Property, as to Pepco) when the entire property of such Party shall be Taken or a substantial part of such property shall be Taken and the untaken portion of the property would, following the completion of restoration, be unsuitable for the operation and the Use thereof in the manner so operated and Used prior to the Taking. Upon a Total Taking, this Agreement shall terminate with respect to the property Taken except with respect to the disposition of the award and this Agreement shall continue with respect to the property not Taken.

                     5.3     Disposition of Award. In the event of a Taking, each Party shall be entitled to share in the awards to the extent of its interest in the property subject to the Taking, and for consequential damages to and dilution of value of the relevant property not so Taken.

                     5.4     Notice of Taking. In the event the Generator's Real Property or the
Pepco Real Property, or any part thereof, shall be the subject of any condemnation proceedings or the subject of any eminent domain proceedings, and if any Party shall receive actual notice of such proceedings, the Party receiving such notice shall notify the other Party of the existence of such proceedings. Such notification shall occur within thirty (30) days of the receipt of such actual notice.

             6.      DEFAULTS

                     6.1     Events of Default. Each and every one of the following events shall constitute an Event of Default ("Event of Default') under this Agreement:

                             (a)     If a Party fails to make any payment due to the other Party hereto within twenty (20) days of written demand for such payment;

                             (b)     If a Party fails, within twenty (20) days of written notice from a
Party, to make any payment due from such Party to any third party and such failure could result in the imposition of a lien or other encumbrance on the property or improvements of a Party, unless the payment of such amount is contested in accordance with Section 3.5 hereof, in which case, the provisions of Section 3.5 shall control; and

                             (c)     If a Party fails to perform any material non-monetary
obligations hereunder, and said Party fails to cure such default within thirty (30) days of receipt of written notice stating with particularity the nature of the default; provided, however, if such default is of such a nature that it cannot be cured within thirty (30) days following receipt of such notice, an Event of Default shall not have occurred if the defaulting Party shall within such thirty
(30) days commence the necessary cure and shall at all times thereafter diligently and continuously prosecute such cure to completion.

                     6.2     Right of Self Help. A non-defaulting Party may at its election following the occurrence of a non-monetary Event of Default and the thirtieth (30th) day after the receipt of the written notice specified in paragraph 6.1(c) hereof, undertake the cure of such default on behalf of the defaulting Party. A non-defaulting Party is granted an easement to enter upon, through or under the property or improvements of the defaulting Party to effect such cure.
Following the occurrence of an Event of Default involving the payment of money to a person or entity not Party to this Agreement, a non-defaulting Party may make such payment on behalf of the defaulting Party. All monies paid by the non-defaulting Party and all reasonable costs and expenses (including, reasonable attorneys' fees) incurred by it, as the case may be, in effecting such cure or payment, shall be paid by the defaulting Party upon written demand, together with interest from the date of such demand at the rate set forth in Section 6.3. This Section 6.2 shall not limit Pepco's self-help rights pursuant to Section 2.3(b).

                     6.3     Interest. Following the occurrence of an Event of Default involving the nonpayment of money by the defaulting Party to the non-defaulting Party, all monies owed to the non-defaulting party shall bear interest at the rate equal to one and one-half percent (1.5%)
per month accruing on the due date, provided, however, that such late payment charge shall not exceed the maximum charge which may be collected under State law.

                     6.4     Enforcement Rights. In addition to any other rights expressly set forth in this Agreement, but without limitation, enforcement of this Agreement may be had by legal or equitable proceedings against any defaulting Party either to specifically enforce, restrain or enjoin the violation of any restriction, covenant, agreement, term, representation or warranty herein contained or to recover damages. The above notwithstanding, termination of this Agreement shall not be available as a remedy in any proceedings against any defaulting Party.

                     6.5     No Forfeiture. Except by enforcement of a judgment lien against such property, nothing contained in this Agreement shall create any reversion, condition or right of re-entry or other provisions for forfeiture under which any Party can be cut off, subordinated or otherwise disturbed in the possession of its property.

                     6.6     Independent Covenants. None of the rights and easement granted by this Agreement and none of the performances required by this Agreement shall be dependent, upon the performance of any other term, promise, or condition of this Agreement or any documents executed concurrently or in connection with this Agreement, and such rights, easement and requirements or performance shall continue in effect irrespective of whether anything else in this Agreement or such other documents has been breached or has been terminated. The separateness and independent survival of the right, easements and requirements of performance under this Agreement are essential terms hereof without which this Agreement would not have been made.

             7.      INDEMNIFICATION AND INSURANCE

                     7.1     Generator's Indemnification. Generator shall indemnify, hold harmless, and defend Pepco and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between Pepco and a third party or Generator) for damage to property of unaffiliated third parties, injury to or death of any person, including Pepco's employees or any third parties, to the extent caused, by the breach of this Agreement by
Generator or the negligence or willful misconduct of Generator and/or its officers, directors, employees, agents, contractors, subcontractors or invitees arising out of or connected with
Generator's performance of this Agreement, or the exercise by Generator of its rights hereunder.

                     7.2     Pepco's Indemnification. Pepco shall indemnify, hold harmless, and defend Generator and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between Generator and a third party or Pepco) for damage to property of unaffiliated third parties, injury to or death of any person, including Generator's employees or any third parties, to the extent caused by the breach of this Agreement by Pepco or the negligence or willful misconduct of Pepco and/or its officers, directors, employees, agents, contractors, subcontractors or invitees arising out of or connected with Pepco's performance of this
Agreement, or the exercise by Pepco of its rights hereunder.

                     7.3     Survival. The provisions of Sections 7.1 and 7.2 shall survive termination, cancellation, suspension, completion or expiration of this Agreement.

                     7.4     Insurance Coverage. The Parties shall maintain at their own cost the following insurance: (a) standard Commercial General Liability insurance with limitations not less than One Hundred Million Dollars ($100,000,000.00) in the aggregate; (b) All-Risk Property insurance in amounts not less than one hundred percent (100%) of the full replacement cost of the improvements located upon each Party's real property; (c) Worker's compensation insurance as required by prevailing law and Employer's liability insurance with limits of not less than
Twenty-five Million Dollars ($25,000,000.00); and (d) such other insurance as is customary in the electric utility industry.

                     7.5     Certificate of Insurance. The Parties agree to furnish each other with certificates of insurance evidencing the insurance coverage obtained in accordance with this
Article 7, and the Parties agree to notify and send copies to the other of any policies maintained hereunder upon written request by a Party. Each Party must notify the other Party within five
(5) business days of receiving notice of cancellation, change, amendment or renewal of any insurance policy required pursuant to Section 7.4 above.

                     7.6     Additional Insureds and Waiver. Each Party and its affiliates shall be named as additional insureds on the general liability insurance policies obtained in accordance with Section 7.4, above, as regards liability under this Agreement; and each general liability insurance policy shall contain a waiver of subrogation and each Party shall waive its rights of recovery against the other for any loss or damage covered by such policy.

             8.      MISCELLANEOUS

                     8.1     Effective Date. This Agreement will be effective on the Closing Date pursuant to the Asset Sale Agreement (the "Effective Date").

                     8.2     Exhibits. All exhibits attached to this Agreement are part of this
Agreement and the material contained in such exhibits shall be construed and interpreted as if contained within the text of the Agreement.

                     8.3     Headings. The Article and Section headings of this Agreement are for convenience and reference only and in no way define, limit or describe the scope and intent of this Agreement, nor in any way affect this Agreement.

                     8.4     Interpretation. When a reference is made in this Agreement to an
Article, Section, Schedule or Exhibit, such reference shall be to an Article or Section of, or
Schedule or Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes"
or "including" are used in this Agreement, they shall be deemed to be followed by the words
"without limitation" or equivalent words. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument, statute, regulation, rule or order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, statute, regulation, rule or order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. Each Party acknowledges that it has been represented by counsel in connection with the review and execution of this Agreement and, accordingly, there shall be no presumption that this Agreement or any provision hereof be construed against the
Party that drafted this Agreement.

                     8.5     GOVERNING LAW. EXCEPT WITH RESPECT TO THE
CREATION, PERFECTION AND ENFORCEMENT OF THE REAL PROPERTY
INTERESTS CREATED HEREUNDER, WHICH SHALL BE GOVERNED AND
CONSTRUED BY THE LAWS OF THE STATE, THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
DISTRICT OF COLUMBIA EXCLUSIVE OF ITS CHOICE OF LAW RULES.

                     8.6     Entire Agreement. This Agreement, the Asset Sale Agreement, the
Confidentiality Agreement (as defined in the Asset Sale Agreement) and the Ancillary
Agreements (as defined in the Asset Sale Agreement) including the Exhibits, Schedules, documents, certificates and instruments referred to herein or therein and other contracts, agreements and instruments contemplated hereby or thereby, embody the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement.
There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein or therein.

                     8.7     Amendment and Modification, Extension, Waiver. This Agreement
may be amended, modified or supplemented only by an instrument in writing signed on behalf of each of the Parties. Either Party may (i) extend the time for the performance of any of the obligations or other acts of the other Party, (ii) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or (iii) waive compliance by the other
Party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of a Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                     8.8     Binding Effect. The covenants, conditions, restrictions, encumbrances, easements, license and agreements set forth in this Agreement shall attach to, burden, and run with the land and the Generator's Real Property and the Pepco Real Property or the applicable portion or portions thereof, and shall be appurtenant to the Generator's Real Property or the
Pepco Real Property, as appropriate and, together with the remainder of this Agreement, shall be binding upon the Parties hereto and their respective successors, assigns, grantees, transferees and tenants and, together with the remainder of this Agreement, shall inure to the benefit and Use of the Parties hereto and their respective heirs, successors, assigns, grantees, transferees and tenants.
Each Grantee of any portion of or interest in the property and each mortgagee which succeeds to the fee simple ownership of any portion of the property shall be deemed, by the acceptance of the deed conveying fee simple title to such person, to have agreed to perform each and every undertaking created hereunder attributable to the portion of the property in which such Grantee or mortgagee has acquired an interest.

                     8.9     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     8.10     Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.
Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                     8.11     Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (as of the time of delivery or, in the case of a telecopied communication, of confirmation) if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                     if to Pepco, to:

                         Potomac Electric Power Company
                         1900 Pennsylvania Avenue, N.W.
                         Washington, D.C. 20068
                         Telecopier: (202) 261-7889
                         Attention: William T. Torgerson, General Counsel

                    with a copy to:

                         Dickstein Shapiro Morin & Oshinsky LLP
                         2101 L Street, N.W.
                         Washington, D.C. 20037
                         Telecopy No.: (202) 887-0689
                         Attention: Kenneth M. Simon, Esq.

                    if to Generator, to:

                         c/o Production Service Center
                         8711 Westphalia Road
                         Upper Marlboro, MD 20774
                         Telecopier: (301) 669-8030
                         Attention: Richard Koch, Chief Operations Officer

                    with a copy to:

                         Troutman Sanders LLP
                         401 9th Street, N.W.
                         Suite 1000
                         Washington, DC 20004
                         Telecopier: (202) 274-2994
                         Attention: Benjamin L. Israel, Esq.

The names, titles and addresses of either Party in this section may be changed by written notification to the other Party.

                     8.12     Independent Contractor Status. Nothing in this Agreement shall be construed as creating any relationship between Pepco and Generator other than that of independent contractors.

                     8.13     Conflicts. Except with respect to the amendments, indemnification, liability, default and remedies provisions contained herein or as otherwise expressly provided herein, in the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Asset Sale Agreement, the terms of the Asset Sale Agreement shall prevail.

               The representations, covenants and warranties, if any, made by Pepco herein are made solely by Potomac Electric Power Company, and not by The Bank of New York, as Trustee, and
The Bank of New York, as Trustee, joins in the execution and delivery hereof solely in order to effect the release of the above-described rights upon the Pepco Real Property from the lien of the
Mortgage and Deed of Trust dated July 1, 1936, as amended and supplemented. Pursuant to that certain Agreement of Resignation, Appointment and Acceptance dated as of September 29,
1997, by and among Pepco, The Riggs National Bank of Washington, D.C. ("Riggs") and the
Trustee, the Trustee is the successor to Riggs, the original trustee under the Mortgage and Deed of Trust.

               IN WITNESS WHEREOF, Pepco and Generator have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                                       POTOMAC ELECTRIC POWER COMPANY

                                                       By: ______________________________
                                                       Name: ________________________
                                                       Title: ________________________

                                                       SOUTHERN ENERGY MID-ATLANTIC, LLC

                                                       By: ______________________________
                                                       Name: ___________________________

                                                       Title: ________________________

                                                       SOUTHERN ENERGY PINEY POINT, LLC

                                                       By: _____________________________
                                                       Name: __________________________
                                                       Title: _______________________

                                                       THE BANK OF NEW YORK

                                                       By: _____________________________
                                                       Name: _______________________
                                                       Title: _______________________

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

               BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

               IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

BEFORE ME, a Notary Public in and for said County and State, personally appeared
___________________________, an ___________________, by ________________ its
_____________________ who _______ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said corporation, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

BEFORE ME, a Notary Public in and for said County and State, personally appeared
___________________________, an ___________________, by ________________ its
_____________________ who _______ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said corporation, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

BEFORE ME, a Notary Public in and for said County and State, personally appeared
___________________________, an ___________________, by ________________ its
_____________________ who _______ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said corporation, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

BEFORE ME, a Notary Public in and for said County and State, personally appeared
____________________________, an ________________________, by
_____________________, its ________ who _________ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said _________________, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

STATE OF                                               )
                                                                  ) SS:
COUNTY OF                                           )

BEFORE ME, a Notary Public in and for said County and State, personally appeared
___________________________, an ___________________, by ________________ its
_____________________ who _______ is personally know to me/________ and who acknowledged before me that he did sign the foregoing instrument and that the same is the free act and deed of said corporation, and his free act and deed personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at
__________, __________, this ____ day of _________, ____.

                                                               Notary Public

                                                               My Commission Expires:

                                                                        Schedule 1.1

                                                                         Definitions

"Access" means, subject to the conditions set forth in this Agreement and a Party's right to impose reasonable security and safety restrictions protecting its officers, employees, agents, consultants, contractors, subcontractors, invitees, property and confidential information, full and unimpeded access, in common with Grantor over and through existing roads, paths, walkways, corridors, hallways, doorways, and other means of entry or exit, as exist now and from time to time on Grantor's property or, where no means of access exists, over and through those areas of Grantor's property or improvements which are (i) reasonably necessary or convenient for achieving Grantee's underlying purposes, and (ii) least likely, out of the alternatives reasonably available, to impede or damage the property or operation of any Party hereto. Access shall also include access and right-of-way for Grantee's employees, agents, consultants, contractors, subcontractors, vehicles, trucks, trailers, heavy machinery, equipment, materials, and all other items reasonably necessary or convenient for achieving Grantee's underlying purposes.

"Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and
Regulations under the Securities Exchange Act of 1934.

"Agreement" means this Easement, License and Attachment Agreement.

"Asset Sale Agreement" has the meaning set forth in the first recital of this
Agreement, as such Asset Sale Agreement may be amended or modified.

"Connection Agreement" means the Interconnection Agreement (Morgantown), dated as of December ___, 2000, between Pepco and Generator.

"Distribution of Electric Current" means local transmission and distribution of electricity to Pepco's end users.

"Distribution Facilities" means towers, lines of towers, poles, lines of poles, supporting structures, cables, crossarms, overhead and underground wires, guys, braces, ducts, conduits, cables, anchors, lightning protective wires, and all related above-ground and underground facilities, appurtenances and equipment, including all additions, replacements and expansions thereto, now or hereafter installed or located on the Generator's Real Property for Distribution of
Electric Current. Distribution Facilities do not include Transmission Facilities.

"Effective Date" has the meaning set forth in Section 8.l.

"FERC" means the Federal Energy Regulatory Commission or its successors.

"Generating Facilities" means the Station and any additional generating plants, turbines or other generating facilities constructed by Generator after the Effective Date at the site of the Station.

"Generator" shall have the meaning set forth in the introductory paragraph of this
Agreement and shall include its permitted successors and assigns.

"Generator's Real Property" means the real property described in Exhibit A, and any improvements or betterments thereto now or hereinafter situated thereon

"Good Utility Practice" shall have the meaning given it by the Connection
Agreement.

"Grantee" means the Party or Parties who enjoy the principal benefit of the referenced easement, license, right (including attachment rights) privilege or right-of-way.

"Grantor" means the owner or owners of the property and/or improvement granting the referenced easement, license, right (including attachment rights), privilege or right-of-way.

"Interconnection Service" shall have the meaning given it by the Connection
Agreement.

"Party" or "Parties" shall have the meaning set forth in the introductory paragraph of this Agreement.

"Pepco" shall have the meaning set forth in the introductory paragraph of this
Agreement and shall include its permitted successors and assigns.

"Pepco Real Property" means the real property described in Exhibit B, and any improvements or betterments thereto now or hereinafter situated thereon.

"Qualified Personnel" means individuals who possess any required licenses and trained for their positions and duties by Generator and/or Pepco pursuant to Good Utility Practice.

"State" means the State of Maryland.

"Station" means the Morgantown Station as defined in the Asset Sale Agreement.

"Transmission of Electric Current" means the transmission of such current typically over long distances and at voltages not commonly used for service to end use customers.

"Transmission Facilities" means towers, lines of towers, poles, lines of poles, supporting structures, cables, crossarms, overhead and underground wires, guys, braces, ducts, conduits, cables, anchors, lightning protective wires, and all related above-ground and underground facilities, appurtenances and equipment, including all additions, replacements and expansions thereto, now or hereafter installed or located on the Generator's Real Property and/or which
Pepco may reasonably require now and from time to time on the Generator's Real Property for the Transmission of Electric Current. Transmission Facilities do not include Distribution
Facilities.

"Transmission System" shall have the meaning set forth in the Connection
Agreement.

"Use" means to operate, maintain, repair, upgrade, clean, install, add to, alter, remove, inspect, construct, modify, restore, rebuild, replace, relocate and expand (but if any such addition, relocation or expansion would unreasonably or materially burden Grantor's Property, in each case, the express, prior written consent of Grantor shall be required, which consent shall not unreasonably be withheld, delayed or conditioned) (all of the foregoing to be in accordance with Good Utility Practice).

LIST OF EXHIBITS

Exhibit A - Generator's Real Property

Exhibit B - Pepco Real Property

Exhibit C - 10 Foot Electric Utility Easement

Exhibit D - Easement for Oil Pipeline on Pepco Real Property

Exhibit E - Easement for Oil Pipeline on Retained Assets

Exhibit F - Easement for Railroad Track Crossing Areas